Exhibit 99.1

ROI Land Investments LTD.

Kitimat Notes due May 8, 2018

Series A

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Kitimat Note Purchase Agreement

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Dated May 8, 2015

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TABLE OF CONTENTS

SECTION	HEADING	PAGE
SECTION 1.	AUTHORIZATION OF NOTES	1
SECTION 2.	SALE AND PURCHASE OF NOTES	1
SECTION 3.	CLOSING	1
Section 4.1	Representations and Warranties.	2
Section 4.2	Performance; No Default.	2
Section 4.3	Reserved.	2
Section 4.4	Purchase Permitted By Applicable Law, Etc.	2
Section 4.5	Sale of Notes.	2
Section 4.6	Changes in Corporate Structure.	3
Section 4.7	Prefunding First Year of Interest Payments.	3
Section 4.8	Collateral Documents	3
Section 4.9	Proceedings and Documents.	3
Section 4.10	RESERVED.	3
SECTION 5.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY	3
Section 5.1	Organization; Power and Authority.	3
Section 5.2	Authorization, Etc.	4
Section 5.3	Organization and Ownership of Shares of Subsidiaries; Affiliates.	4
Section 5.4	Financial Statements.	4
Section 5.5	Compliance with Laws, Other Instruments, Etc.	4
Section 5.6	Collateral.	5
Section 5.7	Litigation.	5
Section 5.8	Licenses, Permits, Etc.	5
Section 5.9	Use of Proceeds; Margin Regulations	5
SECTION 6.	REPRESENTATIONS OF THE HOLDERS	6
Section 6.1	Authority;Purchase for Investment.	6
Section 6.2	No General Solicitation	7
Section 6.3	Ability to Bear Economic Risk.	7
Section 6.4	Kitimat Notes – Series A and Series B.	7
Section 6.5	Legends.	7
Section 6.6	No Reliance on Company.	8
SECTION 7.	INFORMATION AS TO COMPANY	8
Section 7.1	Financial and Business Information.	8
Section 7.2	Reserved.	10
Section 7.3	Visitation.	10

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Section 7.4	Electronic Delivery.	10
SECTION 8.	PAYMENT AND PREPAYMENT OF THE NOTES	10
Section 8.1	Prepayment of Notes; Maturity	10
Section 8.2	Notice of Optional Prepayments.	11
Section 8.3	Reserved.	11
Section 8.4	Maturity; Surrender, Etc.	11
Section 8.5	Purchase of Notes.	11
Section 8.6	Interest.	12
Section 8.7	Payments Due on Non-Business Days.	12
Section 8.8	Reserved.	12
Section 8.9	Agent.	12
SECTION 9.	AFFIRMATIVE COVENANTS	13
Section 9.1	Compliance with Laws.	13
Section 9.2	Insurance.	13
Section 9.3	Maintenance of Properties.	13
Section 9.4	Payment of Taxes.	14
Section 9.5	Corporate Existence, Etc.	14
Section 9.6	Books and Records.	14
SECTION 10.	NEGATIVE COVENANTS	14
Section 10.1	Line of Business.	14
SECTION 11.	EVENTS OF DEFAULT	15
SECTION 12.	REMEDIES ON DEFAULT, ETC.	16
Section 12.1	Acceleration.	16
Section 12.2	Other Remedies.	16
Section 12.3	Rescission.	17
Section 12.4	No Waivers or Election of Remedies, Expenses, Etc.	17
Section 12.5	Registration and Transfer of Notes.	17
Section 12.6	Transfer of Notes.	18
Section 12.7	Replacement of Notes.	18
SECTION 13.	PAYMENTS ON NOTES	18
Section 13.1	Place of Payment.	18
Section 13.2	Home Office Payment.	19
SECTION 14.	EXPENSES, ETC.	19
Section 14.1	Fees; Expenses; Indemnification.	19
Section 14.2	Transaction Expenses.	20

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SCHEDULE A:	DEFINED TERMS

SCHEDULE B:	FORM OF NOTE; INFORMATION RELATING TO HOLDERS

SCHEDULE C:	FORM OF INTERCOMPANY LOAN

SCHEDULED:	FORM OF COLLATERAL ASSIGNMENT

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KITIMAT NOTE PURCHASE AGREEMENT

This KITIMAT NOTE PURCHASE AGREEMENT (this "Agreement") is dated as of May 8, 2015 among ROI Land Investments LTD., a Nevada corporation (the "Company"), each purchaser of Notes listed in Schedule C hereto (each, together with their respective successors and permitted assigns, a "Holder", and collectively "Holders"), Computershare Trust Company, N.A., a national banking association, solely in its capacity as collateral agent ("Collateral Agent") and Computershare Inc., a Delaware corporation, solely in its capacity as paying agent ("Paying Agent") for the Holders (the Collateral Agent and the Paying Agent, together with the applicable respective successors and permitted assigns in such capacities, the "Agent").

IN CONSIDERATION of the mutual covenants and undertakings herein contained, Company, Holders and Agent hereby agree as follows:

SECTION 1. AUTHORIZATION OF NOTES

The Company shall authorize the issue and sale of U.S. $2,442,830.00 (TWO MILLION FOUR HUNDRED AND FOURTY TWO THOUSAND, EIGHT HUNDRED AND THIRTY U.S. DOLLARS) aggregate principal amount of series A Kitimat Notes ("Series A Notes") and U.S. $473,117.00 (FOUR HUNDRED AND SEVENTY THREE THOUSAND, ONE HUNDRED AND SEVENTEEN U.S. DOLLARS) aggregate principal amount of series B Kitimat Notes ("Series B Notes") due May 8, 2018 (the Series A Notes and the Series B Notes, as amended, restated or otherwise modified from time to time pursuant to Section 16 and including any such notes issued in substitution therefor pursuant to Section 12, shall be collectively referred to as the "Notes" or the "Kitimat Notes"). The Notes shall be substantially in the form set out in Schedule B. Certain capitalized and other terms used in this Agreement are defined in Schedule A. References to a "Schedule" are references to a Schedule attached to this Agreement unless otherwise specified. References to a "Section" are references to a Section of this Agreement unless otherwise specified.

SECTION 2. SALE AND PURCHASE OF NOTES

Subject to the terms and conditions of this Agreement, the Company shall issue and sell to each Holder and each Holder shall purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite such Holder's name in Schedule Bat the purchase price of I 00% of the principal amount thereof. The Holders' obligations hereunder are several and not joint obligations and no Holder shall have any liability to any Person for the performance or non-performance of any obligation by any other Holder hereunder.

SECTION 3. CLOSING

The sale and purchase of the Notes to be purchased by each Holder shall occur at the offices of Moses & Singer LLP, The Chrysler Building, 405 Lexington Avenue, New York, NY 10174-7800 at 2.00 p.m., EDT time, at a closing (the "Closing") on May 8, 2015. At the Closing the Company shall deliver to each Holder a single Note dated the date of the Closing and registered in such Holder's name (or in the name of its nominee), against delivery, on or before the Closing, by such Holder to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer for the account of the Company to or to the order of the Company, pursuant to bank details provided to the Holder by the Company.

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If at the Closing the Company shall fail to tender such Notes to any purchasing Holder as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Holder's satisfaction, such Holder shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Holder may have by reason of any of the conditions specified in Section 4 not having been fulfilled to such Holder's satisfaction or such failure by the Company to tender such Notes.

SECTION 4. CONDITIONS TO CLOSING

Each Holder's obligation to purchase and pay for the Notes to be sold to such Holder at the Closing is subject to the fulfillment to such Holder's satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1 REPRESENTATIONS AND WARRANTIES.

The representations and warranties of the Company in this Agreement shall be correct when made and at the Closing.

Section 4.2 PERFORMANCE; No DEFAULT.

The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing. Before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof), no Default or Event of Default shall have occurred and be continuing.

Section 4.3 RESERVED.

Section 4.4 PURCHASE PERMITTED BY APPLICABLE LAW, ETC.

On the date of the Closing such Holder's purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Holder is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Holder to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof.

Section 4.5 SALE OF NOTES.

Contemporaneously with the Closing the Company shall sell to each Holder and each Holder shall purchase the Notes to be purchased by it at t

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Section 4.6 CHANGES IN CORPORATE STRUCTURE.

The Company shall not have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements filed by it.

Section 4.7 PREFUNDING FIRST YEAR OF INTEREST PAYMENTS.

The Company will prefund the first year of interest payments in the total amount of U.S.$ 211,711.93 (TWO HUNDRED AND ELEVEN THOUSAND, SEVEN HUNDRED AND ELEVEN U.S. DOLLARS AND NINETY THREE CENTS in connection with the Series A Notes and in the total amount of U.S.$ 41,003.47 (FORTY ONE THOUSAND AND THREE U.S. DOLLARS AND FOURTY SEVEN CENTS) in connection with the Series B Notes, by placing with the Paying Agent an amount representing such sum on deposit, for the purpose of paying such interest payments, subject to the provisions of the Agency Agreement. The Bonus will be paid together with interest on the first Interest Payment Date, to each Holder of Notes pro rata to the applicable Holder's holding of Notes.

Section 4.8 COLLATERAL DOCUMENTS.

The Collateral Agent shall have received copies and /or fully executed originals of the Collateral Documents, executed by each of the parties thereto.

Section 4.9 PROCEEDINGS AND DOCUMENTS.

All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Holder and its special counsel, if any, and such Holder and its special counsel, if any, shall have received all such counterpart originals or certified or other copies of such documents as such Holder or such special counsel, if any, may reasonably request.

Section 4.10 RESERVED.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Holder and the Agent that:

Section 5.1 ORGANIZATION; POWER AND AUTHORITY.

The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the other Note Documents and to perform the provisions hereof and thereof.

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Section 5.2 AUTHORIZATION, ETC.

This Agreement and the other Note Documents have been duly authorized by all necessary corporate action on the part of the Company, and each of this Agreement and the other Note Documents constitutes, and upon execution and delivery thereof each Note shall constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3 ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES; AFFILIATES.

The Company's only subsidiary is ROI Canada, which is wholly-owned by the Company. It is duly organized, validly existing and in good standing under the laws of Canada. All of the outstanding shares of capital stock or similar equity interests of ROI Canada have been validly issued, are fully paid and non-assessable and are owned by the Company free and clear of any Lien that is prohibited by this Agreement or the other Note Documents.

Section 5.4 FINANCIAL STATEMENTS.

Subject to Section 7.1, the Company has delivered to each Holder copies of the financial statements of the Company and its Subsidiaries. All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such statements and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

Section 5.5 COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC.

The execution, delivery and performance by the Company of this Agreement and the other Note Documents shall not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, shareholders agreement or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

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Section 5.6 COLLATERAL.

(a) No tax, stamp duty, or other similar payment is payable in connection with the execution and delivery of each of the Collateral Documents.

(b) No special requirement in terms of local presence, license or other qualification is stipulated by any applicable law for the Collateral Agent to validly receive and to enforce any of the security established by the Collateral Documents.

(c) Each of the Collateral Documents is sufficient to create in favor of the Collateral Agent on behalf of the Secured Parties a security interest in those items and types of Collateral described therein.

Section 5.7 LITIGATION.

There are no actions, suits, investigations or proceedings pending or, to the best knowledge of the Company, threatened in writing against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.8 LICENSES,PERMITS,ETC.

The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are material (material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole), without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

Section 5.9 USE OF PROCEEDS; MARGIN REGULATIONS.

The Company shall apply the proceeds of the sale of the Notes hereunder to make a loan to ROI Canada, for the purpose of completing an acquisition of and developing that certain land ("Land") for residential use located at 1015-1050 Nalabila Blvd., Kitimat, BC, Canada, (the "Kitimat Land") involving the construction and sale and/or lease of eighty-four (84) residential apartments ("Apartments") and nine (9) townhouses ("Houses" and, together with the Apartments, the "Kitimat Property"), the payment of certain fees and expenses and for working capital and other general corporate purposes (which may, for the avoidance of any doubt, be denominated in a currency other than U.S. Dollars).

ROI Canada owns the entire beneficial interest in the Kitimat Land, pursuant to that certain Transfer of Beneficial Interest, made as of December 31, 2014, among Coast to Coast Holding Ltd. and ROI Canada, whereby ROI Canada acquired such beneficial interest for the amount of CAD$1,950,000.00 (ONE MILLION NINE HUNDRED AND FIFTY THOUSAND CANADIAN DOLLARS), paid in the amount of CAD$600,000.00 (SIX HUNDRED THOUSAND CANADIAN DOLLARS) on or about December 31, 2014 and the amount of CAD$1,350,000.00 (ONE MILLION THREE HUNDRED AND FIFTY THOUSAND

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CANADIAN DOLLARS) on April 24, 2015. Accordingly, the proceeds of the issue of the Notes shall be used, in part, to fund the deferred payment of such purchase price. The registered (or "legal") owner of the Kitimat Land is a nominee company, 1016566 B.C. Ltd. ("Legal Owner"), shares of which are held by ROI Canada. Accordingly, the Collateral includes a mortgage (with attachments) dated as of May 8, 2015, over the Kitimat Land, granted by the Legal Owner and ROI Canada, collectively, in favour of the Company.

The Legal Owner obtained a valuation ("Valuation") of the Kitimat Land from A-Teck Appraisals, dated as of April 1, 2015. The Valuation concluded that the final value of the Kitimat and the Kitimat Property stood at CAD$15,400,000 (FIFTEEN MILLION, FOUR HUNDRED THOUSAND CANADIAN DOLLARS), as of February 24, 2015, subject to the terms and conditions of the Valuation. A copy of the Valuation is available at a Holder's written request and signature of any required confidentiality agreement.

No part of the proceeds from the sale of the Notes hereunder shall be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any "securities" (as defined in section 2(1) of the Securities Act) under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

SECTION 6. REPRESENTATIONS OF THE HOLDERS

Each Holder severally represents and warrants to the Company and the Agent that:

Section 6.1 AUTHORITY;PURCHASEFORlNVESTMENT.

Each Holder has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by each Holder of this Agreement and the consummation of the transaction contemplated hereby have been duly authorized by all necessary corporate or other action on the part of the Holder. If the Holder is an individual, the Holder has the legal capacity to enter into this Agreement. This Agreement constitutes a legal, valid and binding obligation of the Holder, enforceable against the Holder in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. Each Holder is purchasing the Securities for its own account and not with a present view to, or for sale in connection with, any distribution thereof in violation of the registration requirements of the Securities Act. Each Holder understands that the Securities have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Securities.

Investor Status: Each Holder is not, and was not at the time the Holder was offered the Securities, a U.S. Person (as defined by Rule 902(k) of Regulation S promulgated under the Securities Act), and is not acquiring the Securities for the account or benefit of any U.S. Person. Each Holder as of the date hereof is either:

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(a) an individual net worth, or joint net worth with such Holder's spouse, in excess of $1,000,000 (not including the value of any equity in such Holder's primary residence but subtracting any mortgage indebtedness in excess of the value of such Holder's primary residence); or

(b) (i) individual income in excess of $200,000 (or in excess of $300,000 joint income with such Holder's spouse) in each of the two most recent years and a reasonable expectation of reaching the same income level in the current year or (ii) otherwise qualifies as an "Accredited Investor" as that term is defined in Rule 50l(a) of Regulation D promulgated under the Securities Act; or

(c) not an Accredited Investor, but has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of the prospective investment.

Section 6.2 No GENERAL SOLICITATION.

No Holder is purchasing the Securities as a result of any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available, or any seminar, meeting or other conference whose attendees were invited by any general solicitation or general advertising.

Section 6.3 ABILITY TO BEAR ECONOMIC RISK.

Each Holder acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and suffer a complete loss of its investment. Each Holder has carefully considered the potential risks relating to the Company and the Securities. Each Holder fully understands that the Company is a development stage company and that the Company is subject to all of the risks inherent in any development stage company. Each Holder understands that the Company has not generated any revenues since inception and acknowledges that the Company has made no assurance that they will be able to generate future earnings.

Section 6.4 SERIES A AND SERIES B.

Each Holder and the Collateral Agent severally acknowledges that (i) the Company will issue Series A Notes and Series B Notes contemporaneously and that each such series shares pro rata in any proceeds of Collateral and (ii) the currency of transactions involving the Kitimat Land and/or the Kitimat Property, as applicable, is Canadian Dollars (CAD$).

Section 6.5 LEGENDS.

Each Holder understands that the Notes may bear the following legends:

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(a) "THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR IN THE OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED."

(b) Any legend required by the securities laws of any state to the extent such laws are applicable to the Securities represented by the certificate so legended.

Section 6.6 No RELIANCE ON COMPANY.

IN MAKING AN INVESTMENT DECISION, EACH HOLDER SEVERALLY REPRESENTS THAT (A) IT HAS RELIED ON ITS OWN EXAMINATION OF THE COMPANY AND THE MERITS AND RISKS INVOLVED IN PURCHASING THE SECURITIES; (B) IT HAS CONSULTED ITS OWN ADVISORS AS TO FINANCIAL, LEGAL, BUSINESS, TAX, INVESTMENT AND RELATED MATTERS CONCERNING THE PURCHASE OF THE SECURITIES; (C) IT HAS NOT RELIED ON THE COMPANY'S PUBLIC FILINGS; AND (D) IT HAS BEEN AFFORDED THE OPPORTUNITY TO ASK QUESTIONS CONCERNING THIS INVESTMENT OF OFFICERS OF THE COMPANY AND HAS BEEN FURNISHED WITH SUCH INFORMATION WITH RESPECT TO THE COMPANY AS SUCH HOLDER HAS REQUESTED TO THE HOLDER'S SATISFACTION.

SECTION 7. INFORMATION AS TO COMPANY

Section 7.1 FINANCIAL AND BUSINESS INFORMATION.

The Company shall provide the information described in sub-sections (a) to (d) below to the Holders. The Company shall be deemed to have discharged its obligations under this Section 7.1 by filing such reports with the Securities and Exchange Commission via the EDGAR filing system.

(a) Quarterly Statements-within 60 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company's Quarterly Report on Form 10 Q (the "Form 10 Q") with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any material credit facility or the date on which such corresponding financial statements are delivered under any material credit facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

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(ii) consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative from the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a senior financial officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Form I 0 Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.l(a);

(b) Annual Statements -within 120 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company's Annual Report on Form 10 K (the "Form 10 K") with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any material credit facility or the date on which such corresponding financial statements are delivered under any material credit facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the Company, duplicate copies of

(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, and

(ii) consolidated statements of income, changes m shareholders' equity and cash flows of the Company and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company's Form 10 K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a 3 under the Securities Exchange Act of 1934) prepared in accordance with the requirements therefor and filed with the SEC, shall be deemed to satisfy the requirements of this Section 7.1(b).

(c) SEC and Other Reports -promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public "securities" (as defined in section 2(1) of the Securities Act) holders generally, and (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such Holder), and each final prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC;

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(d) Notice of Default or Event of Default- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e) Resignation or Replacement of Auditors- within ten days following the date on which the Company's auditors resign or the Company elects to change auditors, as the case may be, notification thereof, together with such supplying information as the Required Holders may request; and

(f) Requested Information - with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries (including, but without limitation, actual copies of the Company's Form 10 Q and Form 10 K) or relating to the ability of the Company to perform its Obligations hereunder and under the Notes as from time to time may be reasonably requested by the Holders.

Section 7.2 RESERVED.

Section 7.3 VISITATION.

The Company shall permit the representatives of the Collateral Agent if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers, all at such reasonable times and as often as may be reasonably requested.

Section 7.4 ELECTRONIC DELIVERY.

The Company shall timely file such Form 10-Q or Farm 10-K, satisfying the requirements of Section 7.1, as applicable, with the SEC on EDGAR and shall make such form available on its home page on the internet, which is located at http://roilandinvestments.com as of the date of this Agreement; provided however, that the Company shall give each Holder prior written notice, which may be by e-mail or in accordance with Section 17, of such posting or filing in connection with each delivery, provided further, that upon request of any Holder to receive paper copies of such forms and financial statements or to receive them by e-mail, the Company shall promptly e-mail them or deliver such paper copies, as the case may be, to such Holder.

SECTION 8. PAYMENT AND PREPAYMENT OF THE NOTES

Section 8.1 PREPAYMENT OF NOTES; MATURITY.

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The Company may at any time prior to the six month anniversary of the Closing Date, at its option, upon notice of each optional prepayment in accordance with Section 8.2, prepay all, or any part of, the Notes. Each such notice shall specify the date for prepayment (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such Holder to be prepaid and the interest to be paid on the prepayment date with respect to such principal amount being prepaid. The Company will fund the prepayment of Notes by funds received from the sale of Kitimat Property, in the sole discretion of the Company, and will direct the Agent to make the distribution to each Holder specified in such direction. The Company will, reasonably promptly following receipt of such proceeds of sale by the Company, deliver to the Agent an amount representing, in the case of the Kitimat Series A Notes, 25% of the profit made on the corresponding disposition by of it the Kitimat Property or in the case of the Kitimat Series B Notes, 50% of the profit made by it on such disposition. The Agent shall distribute such amounts to the Holders, pro rata to their applicable holding of Notes. For the avoidance of any doubt, the total net profit shall be the sale price minus expenses, converted into U.S. Dollars.

The entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof. Notwithstanding anything to the contrary contained herein, the Maturity Date may be extended by the Company for up to a period of 18 months provided that the Company gives the Holders (with a copy to the Agent) written notice of such extension not less than 30 days prior to the then existing Maturity Date.

Section 8.2 NOTICE OF OPTIONAL PREPAYMENTS.

The Company shall give each Holder (with a copy to the Agent) written notice of each optional prepayment under this Section 8 not less than thirty days and more than sixty days prior to the date fixed for such prepayment.

Section 8.3 RESERVED.

Section 8.4 MATURITY;SURRENDER,ETC.

In the case of an optional prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature to the extent of such prepayment amount and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to (but not including) such date and the applicable premium, if any. From and after such date, interest shall only accrue on the remaining principal amount if such Note. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled.

Section 8.5 PURCHASE OF NOTES.

The Company shall not and shall not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate to the Holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each Holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least twenty Business Days. If the Holders of more than 50% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining Holders (with a copy to the Agent) of such fact and the expiration date for the acceptance by Holders of such offer shall be extended by the number of days necessary to give each such remaining Holder at least ten Business Days from its receipt of such notice to accept such offer. The Company shall promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

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Section 8.6 INTEREST.

The Notes shall bear interest from the date of issuance at the rate of 8 percent (8%) per annum (the "Interest Rate"), payable in arrears on each Interest Payment Date and at the Maturity Date. Interest shall also be paid in cash on the date of any payment, prepayment or redemption of Notes in full or in part on the principal amount so paid, prepaid or redeemed. Upon and after the occurrence of an Event of Default, and during the continuation thereof, the Company's Obligations hereunder shall bear interest at the Interest Rate plus two (2%) percent per annum which is payable in cash on demand by the Holders (the "Default Rate").

Section 8.7 PAYMENTS DUE ON NON-BUSINESS DAYS.

Anything in this Agreement or the Notes to the contrary notwithstanding, (x) subject to clause (y), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (y) any payment of principal of or the applicable premium on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 8.8 RESERVED.

Section 8.9 AGENT

The Agent shall have no duty, liability, responsibility or obligation with respect to the following, all of which shall be the sole responsibility of the Company:

(a) any sale or disposal of all or any part of the Kitimat Property (including without limitation whether any prepayment is required in connection therewith or the amount of any such prepayment);

(b) any currency exchange relating to any payment or prepayment (and, for the avoidance of doubt, all payments made to the Paying Agent shall be made in U.S. Dollars);

(c) any allocation of payments or prepayments among the Notes;

(d) the amount or timing of any payment or prepayment, or whether any payment or prepayment is due;

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(e) the establishment or maintenance of the register of Holders delivered by the Company to the Paying Agent;

(f) the use of any funds borrowed hereunder

The Company shall be solely responsible for all calculations and determinations of when and in what amounts payments and prepayments shall be made. The Agent shall be entitled to fully rely upon such calculations and determinations made by the Company and the Company shall provide written notice of such amounts to the Agent at least 5 Business Days before any payment or prepayment made hereunder.

The Company shall notify the Agent of any prepayment, purchase, or redemption of any

Notes.

The Company shall notify the Agent of any prepayment, purchase, or redemption of any

The Agent shall be entitled to fully rely upon the register delivered by the Company to the Paying Agent for all purposes, including with respect to the Holders entitled to receive any payment or prepayment and the Holders entitled to provide the Agent with direction hereunder.

SECTION 9. AFFIRMATIVE COVENANTS

The Company covenants that so long as any of the Notes are outstanding:

Section 9.1 COMPLIANCE WITH LAWS.

The Company shall, and shall cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, the USA PATRIOT Act, and shall obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2 INSURANCE.

The Company shall, and shall cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 9.3 MAINTENANCE OF PROPERTIES.

The Company shall, and shall cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection

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therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4 PAYMENT OF TAXES.

The Company shall, and shall cause each of its Subsidiaries to, file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent the same have become due and payable and before they have become delinquent, provided that neither the Company nor any Subsidiary need pay any such tax, assessment, charge or levy if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges and levies would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.5 CORPORATE EXISTENCE, ETC.

The Company shall at all times preserve and keep its corporate existence in full force and effect. The Company shall at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a wholly-owned Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

Section 9.6 BOOKS AND RECORDS.

The Company shall, and shall cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be. The Company shall, and shall cause each of its Subsidiaries to, keep books, records and accounts which, in reasonable detail, accurately reflect all transactions and dispositions of assets. The Company and its Subsidiaries have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all transactions and dispositions of assets and the Company shall, and shall cause each of its Subsidiaries to, continue to maintain such system.

SECTION 10. NEGATIVE COVENANTS

The Company covenants that so long as any of the Notes are outstanding:

Section 10.1 LINE OF BUSINESS.

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The Company shall not and shall not permit any Subsidiary to engage in any business if, as a result, the general nature of the business in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Subsidiaries, taken as a whole, are engaged on the date of this Agreement.

SECTION 11. EVENTS OF DEFAULT

An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

(a) the Company defaults in the payment of any principal and/or any applicable premium, if any, on any Kitimat Note, when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Company defaults in the payment of any interest on any Kitimat Note on two consecutive Interest Payment Dates; or

(c) the Company defaults in the performance of or compliance with any term contained in Section 7.1 or Section l 0; or

(d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections ll(a), (b) and (c)) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any Holder (any such written notice to be identified as a "notice of default" and to refer specifically to this Section ll(d)); or

(e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

(f) the Company or any Subsidiary (i) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (ii) makes an assignment for the benefit of its creditors, (iii) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (iv) is adjudicated as insolvent or to be liquidated, or (v) takes corporate action for the purpose of any of the foregoing; or

(g) a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or,

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(h) unless such liability is covered fully by insurance proceeds, one or more final judgments or orders for the payment of money aggregating in excess of $5,000,000, including, without limitation, any such final order enforcing a binding arbitration decision, are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay.

SECTION 12. REMEDIES ON DEFAULT, ETC.

Section 12.1 ACCELERATION.

(a) If an Event of Default with respect to the Company described in Section II (f) or (g) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, notify the Company (copied to the Agent) that all the Notes then outstanding are immediately due and payable.

(c) If any Event of Default described in Section ll(a) or (b) has occurred and is continuing, any Holder(s) of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, notify the Company (copied to the Agent), that all the Notes are immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes shall forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (y) the applicable premium, if any, determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the Holders agree, that each Holder has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a premium by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2 OTHER REMEDIES.

If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the Collateral Agent (at the written direction of the Required Holders) may proceed to protect and enforce the rights of the Holders by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3 RESCISSION.

At any time after any Notes have been declared due and payable pursuant to Section 12.1 (b) or (c), the Required Holders, by written notice to the Company (with a copy to the Agent), may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and applicable premium, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and applicable premium, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, and any amounts due and owing to the Agent, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 16, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 shall extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

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Section 12.4 NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.

No course of dealing and no delay on the part of the Collateral Agent (acting at the written direction of the Required Holders) in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such Holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or any other Note Document upon the Collateral Agent shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the Obligations of the Company under Section 15, the Company shall pay to the Collateral Agent on demand such further amount as shall be sufficient to cover all fees, costs and expenses of the Collateral Agent incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

Section 12.5 REGISTRATION AND TRANSFER OF NOTES.

The Company shall keep at its principal executive office a register of Holders, which shall include the name and address of each Holder, details of such Holder's holdings, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any Holder is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and Holder thereof and (b) at any such beneficial owner's option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person(s) in whose name any Note(s) shall be registered shall be deemed and treated as the owner and Holder thereof for all purposes hereof, and the Company and the Agent shall not be affected by any notice or knowledge to the contrary. The Company shall give to any Holder promptly upon request therefor, a complete and correct copy of the names and addresses of all registered Holders. The Company shall either deliver to the Agent, at least five Business Days prior to each Interest Payment Date (or any prepayment and/or repayment date), a copy of the current register, or confirmation that details previously provided to the Paying Agent remain valid and should serve as the basis for payment and the Holders listed on such register (or the previously provided information, in the case of confirmation) shall be entitled to receive payment accordingly.

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Section 12.6 TRANSFER OF NOTES.

Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 17), for registration of transfer (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered Holder or such Holder's attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the Holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such Holder may request and shall be substantially in the form of Schedule B. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment from the relevant Holder of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a Holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

Section 12.7 REPLACEMENT OF NOTES.

Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 17) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note, and the loss, theft, destruction or mutilitation of any Note, and

(a) in the case of loss, theft or destruction, of an indemnity reasonably satisfactory to

(b) in the case of mutilation, upon surrender and cancellation thereof,

within ten Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 13. PAYMENTS ON NOTES PLACE OF PAYMENT.

Subject to Section 13.2, payments of principal, applicable premium, if any, and interest becoming due and payable on the Notes shall be made by wire transfer. The Company may at any time, by notice to each Holder, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the office of the Paying Agent.

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Section 13.2 HOME OFFICE PAYMENT.

Notwithstanding anything contained in Section 13.1 or in such Note to the contrary, the Company shall pay or cause (by depositing the corresponding amount with the Agent, with an applicable direction) the payment of all sums becoming due on such Note for principal, applicable premium, if any, interest and all other amounts becoming due hereunder by wire delivered to the applicable Holder, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Holder shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 13.1. Prior to any sale or other disposition of any Note held by a Holder or its nominee, such Holder shall, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 12.

SECTION 14. EXPENSES,ETC.

Section 14.1 FEES; EXPENSES; INDEMNIFICATION.

(a) The Company shall pay to each of the Paying Agent and the Collateral Agent from time to time such compensation for its acceptance of its services under the Note Documents, respectively, as the parties shall agree in writing from time to time.

(b) The Company shall reimburse each of the Paying Agent and the Collateral Agent promptly upon request for all out-of-pocket disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Paying Agent's and the Collateral Agent's agents and counsel.

(c) The Company shall indemnify each of the Paying Agent and the Collateral Agent and its officers, directors, employees, agents and any predecessor paying agent or collateral agent for, and hold each of the Paying Agent and the Collateral Agent harmless against, any and all loss, damage, claims, liability or expense (including attorneys' fees) incurred by it, arising out of or in connection with the acceptance or administration of the Note Documents to which it is a party and the performance of its duties hereunder and thereunder (including the costs and expenses of enforcement against the Company) or defending itself against any claim (whether asserted by any Holder, the Company or any other Person), or liability in connection with the acceptance, exercise or performance of any of its powers or duties hereunder or thereunder. The Company need not indemnify against any loss, liability or expense incurred through the Paying Agent's or the Collateral Agent's, as the case may be, own willful misconduct or gross negligence, as finally determined by a court of competent jurisdiction.

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Section 14.2 TRANSACTION EXPENSES.

Without limiting the generality of Section 14.1, whether or not the transactions contemplated hereby are consummated, the Company shall pay all fees, costs and expenses (including reasonable attorneys' fees of counsel and local or other counsel) incurred by the Agent in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the other Note Documents (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the fees, costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the other Note Documents or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the other Note Documents, and (b) the fees, costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company shall pay, and shall save each Holder harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Holder in connection with its purchase of the Notes) and (ii) any and all wire transfer fees that any bank deducts from any payment under such Note to such Holder or otherwise charges to a Holder with respect to a payment under such Note.

Section 14.3 SURVIVAL.

The Obligations of the Company to the Agent under this Section 14, in addition to Section 10 of the Collateral Assignment of Intercompany Loan Documents, shall survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the other Note Documents, the resignation or removal of the Agent and the termination of this Agreement and the other Note Documents.

SECTION 15. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Holder of any portion of or interest in any Note and the payment of any Note, and may be relied upon by any subsequent Holder, regardless of any investigation made at any time by or on behalf of such Holder. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, each Holder acknowledges that this Agreement and the Notes embody the entire agreement and understanding between each Holder and the Company and supersede all prior agreements and understandings relating to the subject matter hereof. Each Holder acknowledges that no documentation provided prior to this Agreement and the Notes, including any private placement memorandum, was relied upon in making its decision to invest in the Notes, and that subsequent to receiving such documentation and prior to signing this Agreement, each Holder had an opportunity to rescind its agreement to purchase the Notes and have all monies previously placed in escrow returned to it.

SECTION 16. AMENDMENT AND WAIVER REQUIREMENTS.

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This Agreement and the other Note Documents may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Company and the Required Holders, except that:

(a) no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), shall be effective as to any Holder unless consented to by such Holder in writing;

(b) no amendment or waiver may, without the written consent of the each Holder at the time outstanding, (i) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest on the Notes or (y) the applicable premium, (ii) change the percentage of the principal amount of the Notes the Holders of which are required to consent to any amendment or waiver, or (iii) amend any of Section 8 and Section

!!(a), !!(b), 12 or 20; and

(c) no amendment or waiver may, without the written consent of the Agent, affect any rights, duties, powers, immunities or obligations of the Agent (including without limitation the Agency Agreement and Section 20 of this Agreement).

Section 16.2 DECISION OF HOLDERS.

(a) Solicitation. The Company shall provide each Holder with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company shall deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 16 to each Holder and the Agent promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the Required Holders.

(b) Payment. The Company shall not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Holder as consideration for or as an inducement to the entering into by such Holder of any waiver or amendment of any of the terms and provisions hereof or any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each Holder even if such Holder did not consent to such waiver or amendment.

(c) Consent in Contemplation of Transfer. Any consent given pursuant to this Section 16 by a Holder that has transferred or has agreed to transfer its Note to the Company, any Subsidiary or any Affiliate of the Company in connection with such consent shall be void and of no force or effect except solely as to such Holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other Holders that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such Holder.

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Section 16.3 BINDING EFFECT, ETC.

Any amendment or waiver consented to as provided in this Section I 6 applies equally to all Holders and is binding upon them and upon each future Holder and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and any Holder and no delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any Holder.

Section 16.4 NOTES HELD BY COMPANY, ETC.

Solely for the purpose of determining whether the Holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, or the Notes, or have directed the taking of any action provided herein or the Notes to be taken upon the direction of the Holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding. Upon the request of the Collateral Agent, the Company shall promptly certify whether any Notes are directly or indirectly owned by the Company or any of its Affiliates, and if so, the amount of such holdings.

SECTION 17. NOTICES

Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by facsimile if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(i) if to any Holder or its nominee, to such Holder or nominee at the address specified for such communications in Schedule B, or at such other address as such Holder or nominee shall have specified to the Company and the Agent in writing,

(ii) if to the Collateral Agent and/or to the Paying Agent, as follows:

Computershare Trust Company, N.A.

8742 Lucent Boulevard, Suite 225

Highlands Ranch, CO 80 I 29

Facsimile: (303) 262-0608

Attention: John M. Wahl

with a copy (in the case of the Paying Agent) to:

Computershare Inc.

480 Washington Boulevard

Jersey City, NJ 07310

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Facsimile: (201) 680-4610

Attn: General Counsel

(iii) if to the Company, as follows:

ROI LAND INVESTMENTS LTD.

825 LebourgneufBlvd, Suite 315

Quebec, QUEBEC G2J OB9

Tel: 1-418-781-2954

Facsimile: 1-418-780-2079

Attention: Sebastian Cliche

or at such other address as the Company shall have specified to the

Holders and Agent in writing.

Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date and recipient facsimile number or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clauses (a), (b) or (c) above, respectively.

SECTION 18. REPRODUCTION OF DOCUMENTS

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Holder (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Holder, may be reproduced by such Holder by any photographic, photostatic, electronic, digital, or other similar process and such Holder may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Holder in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 18 shall not prohibit the Company or any other Holder from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 19. CONFIDENTIAL INFORMATION

For the purposes of this Section 19, "Confidential Information" means information delivered to any Holder by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Holder as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Holder prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Holder or any Person acting on such Holder's behalf, (c) otherwise becomes known to such Holder other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Holder under Section 7.1 that are otherwise publicly available. Each Holder shall maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Holder in good faith to protect confidential information of third parties delivered to such Holder, provided that such Holder may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 19, (iii) any other Holder, (iv) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 19), (v) any federal or state regulatory authority having jurisdiction over such Holder, or (vi) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Holder, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Holder is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Holder may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Holder's Notes or this Agreement. Each Holder, as applicable, by its acceptance of a Note, shall be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 19 as though it were a party to this Agreement. If applicable, on reasonable request by the Company in connection with the delivery to any Holder of information required to be delivered to such Holder under this Agreement or requested by such Holder (other than a Holder that is a party to this Agreement or its nominee), such Holder shall enter into an agreement with the Company embodying this Section 19.

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In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Holder is required to agree to a confidentiality undertaking which is different from this Section 19, this Section 19 shall not be amended thereby and, as between such Holder and the Company, this Section 19 shall supersede any such other confidentiality undertaking.

SECTION 20. REGARDING AGENT

(a) The Company hereby appoints Computershare Inc. as the Paying Agent hereunder and under and for purposes of each other Note Document to which the Paying Agent is a party, and hereby authorizes the Paying Agent to act on behalf of the Company in accordance with the terms thereof. Notwithstanding any provision to the contrary elsewhere in the Note Documents, the Paying Agent shall not have any duties or responsibilities, except those expressly set forth herein, or in any other Note Document to which the Paying Agent is a party, and shall not have any fiduciary relationship with any Person, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Note Document or otherwise exist against the Paying Agent. The duties of the Paying Agent shall be ministerial and administrative in nature.

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(b) Each Holder hereby appoints and authorizes the Collateral Agent to be the agent for and representative of such Holder with respect to the Collateral Documents. Each Holder hereby consents to and approves each and all of the provisions of the Note Documents, and irrevocably authorizes and directs the Collateral Agent to execute and deliver the Note Documents to which the Collateral Agent is a party. Notwithstanding any provision to the contrary elsewhere in the Note Documents, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, or in any other Note Document to which the Collateral Agent is a party, and shall not have any fiduciary relationship with any Person, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Note Document or otherwise exist against the Collateral Agent. The duties of the Collateral Agent shall be ministerial and administrative in nature.

(c) Notwithstanding anything to the contrary contained in any of the Note Documents, each Holder, by its acceptance of a Note, agrees that (a) no Holder shall have any right individually to realize upon any of the Collateral or to enforce the Collateral Documents, it being understood and agreed that all such powers, rights and remedies may be exercised solely by the Collateral Agent, on behalf of the Secured Parties in accordance with the terms of this Agreement and the other Note Documents, and all powers, rights and remedies under the Collateral Documents may be exercised solely by the Collateral Agent, in each case at the written direction of the Required Holders; (b) in the event of a foreclosure by the Collateral Agent (pursuant to the written direction of the Required Holders) on any of the Collateral pursuant to a public or private sale, the Collateral Agent or any Holder may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and the Collateral Agent, as agent for and representative of the Holders (but not any Holder or Holders in its or their respective individual capacities) shall be entitled (at the written direction of the Required Holders) for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Company's Obligations hereunder as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale; (c) it has read and agrees to the terms of all of the Note Documents, including without limitation the Agency Agreement; and (d) the Agent shall be under no obligation to take any action under any Note Document at the request or direction of any of the Holders unless the Holders have offered to the Agent indemnity or security satisfactory to the Agent against any actual or potential loss, liability or expense.

(d) The Agent is entering into this Agreement not in its individual capacity but strictly in its capacity as Collateral Agent and Paying Agent under the Agency Agreement and in entering into this Agreement and acting hereunder, the Agent shall be entitled to the rights, powers, benefits, protections, immunities and indemnities set forth in the Agency Agreement as if fully set forth herein.

SECTION 21. COLLATERAL MATTERS; SECURITY INTEREST IN THE COLLATERAL.

To secure the prompt payment and performance to the Collateral Agent, the Paying Agent and each Holder, the Company hereby assigns, pledges and grants to the Collateral Agent for its benefit and for the ratable benefit of each other Secured Party a continuing security interest in and to and Lien on the Collateral. The Company shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect the Collateral Agent's security interest and shall cause its financial statements to reflect such security interest. Notwithstanding anything herein or in any Note Document to the contrary, the Collateral Agent will not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority, maintenance, continuation or enforceability of the Liens in any of the Collateral (including no obligation to prepare, record, file, re-record or re-file any financing statement, perfection statement, continuation statement or any other instrument in any public office), whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of the Company to the Collateral, for insuring the Collateral, for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral or for the preservation of any rights again any third parties with respect to the Collateral.

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Section 21.2 PERFECTION OF SECURITY INTEREST

The Company shall take all action that may be necessary or desirable, or that the Collateral Agent (at the written direction of the Required Holders) may request, so as at all times to maintain the validity, perfection, enforceability and priority of the Collateral Agent's security interest in and Lien on the Collateral or to enable the Collateral Agent to protect, exercise or enforce its rights hereunder and in the Collateral, executing and delivering financing statements, control agreements, instruments of pledge, mortgages, notices and assignments, in each case in form and substance satisfactory to the Collateral Agent (at the written direction of the Required Holders), relating to the creation, validity, perfection, maintenance or continuation of the Collateral Agent's security interest and Lien under applicable law. All charges, expenses and fees the Collateral Agent may incur in connection with any of the foregoing, and any local taxes relating thereto, shall be paid by the Company to the Collateral Agent for its benefit and for the ratable benefit of the other Secured Parties upon demand.

Section 21.3 DISPOSITION OF COLLATERAL.

The Company shall safeguard and protect the Collateral and make no disposition thereof whether by sale, lease or otherwise unless the proceeds of which are remitted to the Collateral Agent to be applied in accordance with Section 8, subject to the payment first of any outstanding and properly documented fees, costs, expenses and other amounts due under the Note Documents to the Collateral Agent and the Paying Agent.

Section 21.4 OWNERSHIP OF COLLATERAL.

The Company hereby represents and warrants that, with respect to the Collateral, at the time the Collateral becomes subject to the Collateral Agent's security interest: (i) the Company shall be the sole owner of and fully authorized and able to sell, transfer, pledge and/or grant a first priority security interest in each and every item of Collateral to the Collateral Agent; (ii) each document and agreement executed by the Company or delivered to the Collateral Agent or any Holder in connection with this Agreement and the other Note Documents shall be true and con·ect in all respects; and (iii) all signatures and endorsements of the Company that appear on such documents and agreements shall be genuine and the Company shall have full capacity to execute same.

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SECTION 22. MISCELLANEOUS; SUCCESSORS AND ASSIGNS.

All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent Holder) whether so expressed or not.

Section 22.2 ACCOUNTING TERMS.

All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP and (ii) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with this Agreement, any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 -Fair Value Option, International Accounting Standard 39 -Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

Section 22.3 SEVERABILITY.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.4 CONSTRUCTION, ETC.

Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Section 22.5 COUNTERPARTS.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 22.6 GOVERNING LAW.

This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York.

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Section 22.7 JURISDICTION AND PROCESS; WAIVER OF JURY TRIAL.

(a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the other Note Documents. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) The Company consents to process being served in any suit, action or proceeding of the nature referred to in Section 22.7(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 17 or at such other address of which such Person shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices under this Section 22.7(b) shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c) Nothing in this Section 22.7(c) shall affect the right of any party to serve process on the Company in any manner permitted by law, or limit any right that the parties may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d) THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER NOTE DOCUMENT.

* * * * *

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SCHEDULE A

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

"Affiliate" means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

"Agency Agreement" means that certain agency agreement entered into among the

Company and the Agent, dated as of the date hereof.

"Agent" is defined in the Preamble hereto.

"Agreement" means this Agreement, including all Schedules attached to this Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.

"Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

"Closing" is defined in Section 3.

"Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

"Collateral" means the Intercompany Loan Documents.

"Collateral Agent" is defined in the Preamble hereto.

"Collateral Assignment of Intercompany Loan Documents" means that certain Collateral Assignment of Intercompany Loan Documents, dated as of the date hereof, by the Company in favor of the Collateral Agent, substantially in the form of ScheduleD hereto.

"Collateral Documents" means the Collateral Assignment of Intercompany Loan Documents and each of the Intercompany Loan Documents, as each may be amended, restated or otherwise modified in accordance with the respective terms thereof.

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"Company" means ROI LAND INVESTMENTS LTD., a Nevada corporation or any successor thereto.

"Confidential Information" is defined in Section 19.

"Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

"Default Rate" is defined in Section 8.6.

"EDGAR" means the SEC's Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes.

"Environmental Laws" means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous materials.

"Event of Default" is defined in Section 11.

"GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

"Governmental Authority" means

(a) the government of

(i) the United States of America or any state or other political subdivision thereof, or

(ii) any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b) any entity exercising executive, legislative, judicial,regulatory or administrative functions of, or pertaining to, any such government.

"Holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule A, "Holder" shall mean the beneficial owner of such Note whose name and address appears in such register.

"Intercompany Loan Documents" is defined in the Collateral Assignment of Intercompany Loan Documents.

2

"Interest Payment Date" shall mean the last day of each calendar quarter, provided however, that if such day is not a Business Day, the Interest Payment Date shall be the next succeeding Business Day; provided however that the first Interest Payment Date shall be June

30, 2015.

"Interest Rate" is defined in Section 8.6.

"Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or capital lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

"Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its Obligations under this Agreement and the Notes, (c) the validity or enforceability of this Agreement or the Notes.

"Maturity Date" is defined in the first paragraph of each Note, as may be extended from time to time.

"Note Documents" means this Agreement, the Notes, the Agency Agreement, the Collateral Documents, and any other present or future agreement from time to time entered into between the Company and Holders and/or Agent, as applicable, in connection with this Agreement.

"Notes" is defined in Section l.

"Obligations" means amounts due from the Company to the Secured Parties under the Kitimat Notes, including amounts representing expenses, fees and indemnities due hereunder.

"Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

"property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

"Required Holders" means at any time on or after the Closing, the Holders of more than 50% in principal amount of the Kitimat Notes, collectively, at the time outstanding (exclusive of

Notes then owned by the Company or any of its Affiliates).

"Responsible Officer" means any officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

"ROI Canada" means ROI DEV Canada Inc.

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"SEC" means the Securities and Exchange Commission of the United States, or any successor thereto.

"Secured Parties" means the Holders, the Collateral Agent and the Paying Agent.

"Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

"Subsidiary" means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

"USA PATRIOT Act" means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

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SCHEDULE B

FORM OF NOTE

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR IN THE OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED.

ROI LAND INVESTMENTS LTD.

KITIMAT SERIES A NOTE DUE MAY 8, 2018

May 8, 2015

$______

FOR VALUE RECEIVED, the undersigned, ROI LAND INVESTMENTS LTD. (herein called the "Company"), a Nevada corporation, hereby promises to pay to , or his, her or its registered assigns, the principal sum of Dollars (or so much thereof as shall not have been prepaid) on May 8, 2018 (the "Maturity Date"), with interest (computed on the basis of a three hundred sixty (360)-day year of twelve (12) thirty (30)-day months) (a) on the unpaid balance hereof at the rate of 8% per annum from the date hereof, payable quarterly in arrears and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance, at a rate per annum equal to 12% which is payable in cash on demand by the holder of this Note.

Payments of principal and interest with respect to this Note are to be made in lawful money of the United States of America at the principal office of the Company or the office of Computershare Inc., as Paying Agent, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement.

This Note is one of two series of Kitimat Notes (herein called the "Notes") issued pursuant to that certain Kitimat Note Purchase Agreement, dated as of May 8, 2015 (as from time to time amended, the "Note Purchase Agreement"), between the Company, the respective Holder(s) named therein, Computershare Inc., as Paying Agent and Computershare Trust Company, N.A., as Collateral Agent, and is entitled to the benefits thereof. Each holder of this Note shall be deemed, by its acceptance hereof, to have agreed to the terms of, and made, where applicable, the representations stated in, the Note Documents. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

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This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount shall be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company and the Agent may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company and the Agent shall not be affected by any notice to the contrary.

This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

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INFORMATION RELATING TO HOLDERS

NAME, ADDRESS AND EMAIL OF HOLDER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
$

(1) All payments by wire transfer of immediately available funds to:

Bank Name:

ABA number:

Account number:

Reference:

(2) All notices of payments and written confirmations of such wire transfers:

(3) All other communications

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SCHEDULE C

FORM OF INTERCOMPANY LOAN

THIS LOAN AND SECURITY AGREEMENT (this "Agreement"), dated as of May 8, 2015, is made by and between ROI DEY Canada Inc., a Canadian corporation ("Borrower"), and ROI Land Investments LTD., a Nevada corporation (the "Lender").

WHEREAS, Borrower desires to borrow funds from the Lender for the acquisition of real property and for working capital and other general corporate purposes as more fully described herein; and

WHEREAS, on the date hereof, Borrower, is entering into that certain Beneficiary Authorization and Charge Agreement ("Mortgage"), together with 1016566 B.C. LTD., of 825 Blvd. Lebourgneuf, Bureau 315, Quebec City, Quebec G2J OB9, in its capacity as registered legal owner of the real property described in Schedule A of the Mortgage, in favor of the Lender.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual promises herein made, the Lender and Borrower, intending to be legally bound, agree as follows:

1. Loan

A. The Lender hereby agrees to lend to Borrower, and Borrower hereby agrees to borrow from the Lender, upon the terms and conditions set forth in this Agreement, an aggregate amount of U.S. $2,915,947.00.00 (TWO MILLION NINE HUNDRED AND FIFTEEN THOUSAND AND NINE HUNDRED AND FORTY SEVEN U.S. DOLLARS) (the "Loan"). Borrower's obligation to repay the Loan and the interest thereon shall be evidenced by one or more secured notes each in the form attached hereto as Exhibit A and incorporated by reference herein (each, a "Note" and collectively, the "Notes").

B. Borrower agrees to pay interest on the Loan at the rate, on the dates and calculated by the method set forth in the Notes. Borrower shall deliver to the Lender such payments of principal and interest on the Loan as are required by the terms of each Note, in each case, in cash by wire transfer of immediately available funds to such account or accounts as shall be designated in writing by the Lender from time to time.

2. Use of Proceeds

The proceeds of the Loan shall be used for the purpose of completing an acquisition of and developing that certain land for residential use located at 1015-1050 Nalabila Blvd., Kitimat, BC, Canada, involving the construction and sale and/or lease of eighty-four (84) residential apartments and nine (9) townhouses, the payment of certain fees and expenses and for working capital and other general corporate purposes (which may, for the avoidance of any doubt, be denominated in a currency other than U.S. Dollars).

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3. Representations and Warranties of Borrower

To induce the Lender to enter into this Agreement and the other transactions to be consummated contemporaneously herewith, Borrower hereby represents and warrants to the Lender that: (a) the execution, delivery and performance by Borrower of this Agreement and the Notes shall not cause a breach under any agreement or instrument binding on Borrower or its assets, or under any applicable law or under the organizational documents of Borrower; (b) Borrower has duly authorized by all action the execution, delivery and performance of this Agreement and the Notes; (c) this Agreement and the Notes are and shall be enforceable against Borrower; (d) no consent or approval is required for Borrower to execute, deliver or perform this Agreement or the Notes; and (e) the security interest in the Collateral (as defined below) granted to the Lender shall constitute, upon the completion of all necessary filings or notices in proper public offices or the taking of any necessary possessions or similar acts, a perfected first priority security interest in and to the Collateral held by the Lender as provided in this Agreement.

4. Security Interest

To secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the obligations of Borrower under this Agreement and the Notes, Borrower hereby unconditionally and irrevocably pledges, grants and hypothecates to the Lender a continuing first priority security interest in and to, a lien upon and a right of set-off against all of Borrower's right, title and interest of whatsoever kind and nature in and to the Collateral. "Collateral" means

(a) that certain real property described in the Mortgage; and

(b) all proceeds and products in whatever form of all or any part of the Collateral, including, without limitation, all rents, profits, income and benefits, all proceeds of any sale, lease, disposition or other transfer of the Collateral, all proceeds of any tort claims in connection therewith, all proceeds of insurance and all condemnation awards and all other compensation for any event of loss with respect to all or any part of the Collateral (together with all rights to recover and proceed with respect to the same), and all additions and accessions to, substitutions for and replacements of all or any part of the Collateral.

Borrower hereby authorizes the Lender to take any action that the Lender deems necessary in its sole discretion to perfect the security interest granted herein, including, without limitation, the filing of one or more financing statements under the uniform commercial code (as in effect in any applicable jurisdiction) ("UCC") with the filing and recording agencies in any jurisdiction deemed necessary or desirable in the sole discretion of the Lender.

5. Events of Default

The occurrence of any of the following events (each an "Event of Default"), not cured in the applicable cure period, if any, shall constitute an Event of Default:

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A. except as set forth in Sections (B) and (C) below, a breach of any representation, warranty, covenant or other provision of this Agreement, the Notes, the Mortgage or any other document or instrument delivered or executed in connection with or pursuant to this Agreement (collectively, the "Transaction Documents") which, if capable of being cured, is not cured within thirty (30) days following notice thereof to Borrower;

B. the failure to make when due any payment described in this Agreement, the Notes, the Mortgage, whether on a Payment Date or the Maturity Date (each as defined in the Notes), by acceleration or otherwise; and

C. (i) the application for the appointment of a receiver or custodian for Borrower or the property of Borrower, (ii) the entry of an order for relief or the filing of a petition by or against Borrower under the provisions of any bankruptcy or insolvency law, (iii) any assignment for the benefit of creditors by or against Borrower, or (iv) Borrower becomes insolvent.

6. Effect of Default

During the continuance of any Event of Default the Lender may elect, by written notice delivered to Borrower, to take any or all of the following actions: (a) declare the outstanding amounts under the Notes to be forthwith due and payable, whereupon the entire unpaid Loan, together with accrued and unpaid Interest thereon, and all other cash obligations hereunder and thereunder, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Borrower, anything contained herein or in any of the Notes to the contrary notwithstanding, (b) foreclose on the Collateral, and (c) exercise any and all other remedies provided hereunder, under the Notes or available at law or in equity. In addition, upon and during the occurrence of any Event of Default, Borrower shall not make any payment on any other outstanding indebtedness of Borrower (other than indebtedness of Borrower to which the Lender has agreed in writing to subordinate this Agreement and the Notes, if any).

7. Payment of Expenses

Borrower shall reimburse the Lender on demand for all costs and expenses, including, without limitation, reasonable legal expenses and reasonable attorneys' fees of outside counsel, incurred by the Lender in connection with (a) the documentation and consummation of the transactions contemplated hereunder and any other transactions between Borrower and the Lender, including, without limitation, UCC and other public record searches and filings, overnight courier or other express or messenger delivery, appraisal costs, surveys, title insurance and environmental audit or review (including due diligence review) costs; (b) the collection, protection or enforcement of any rights in or to the Collateral; (c) the collection of any obligations of Borrower to the Lender under this Agreement, the Notes or any other Transaction Document; (d) the administration and enforcement of the Lender's rights under this Agreement or any other Transaction Document (including, without limitation, any costs and expenses of any third party provider engaged by the Lender for such purposes); (e) costs associated with any refinancing or restructuring of the Notes whether in the nature of a "work out," in any insolvency or bankruptcy proceeding or otherwise, and whether or not consummated; (f) all out-of-pocket costs and expenses of the Lender and its assignees (including, without limitation, attorneys' fees) in connection with the assignment, transfer or syndication of the Notes; (g) all liability for any intangibles, documentary, stamp or other similar taxes, fees and excises, if any, including any interest and penalties; and (h) any finder's or brokerage fees, commissions and expenses, that may be payable in connection with this Agreement, the Notes and the other Transaction Documents. All such costs, expenses and charges shall constitute obligations hereunder, shall be payable by Borrower to the Lender on demand, and, until paid, shall bear Default Interest (as defined in the Notes). Without limiting the foregoing, if (i) any Note is placed in the hands of an attorney or agency for collection or enforcement or is collected or enforced through any legal proceeding or the Lender otherwise takes action to collect amounts due under such Note or to enforce the provisions of such Note or (ii) there occurs any bankruptcy, reorganization, receivership of Borrower or other proceedings affecting creditors' rights and involving a claim under such Note, then Borrower shall pay the costs incurred by the Lender for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys' fees and disbursements (including such fees and disbursements related to seeking relief from any stay, automatic or otherwise, in effect under any applicable bankruptcy law).

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8. No Waiver.

No delay or failure on the part of the Lender in the exercise of any right, power or privilege granted under this Agreement or the Notes, or available at law or in equity, shall impair any such right, power or privilege or be construed as a waiver of any Event of Default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege. No waiver shall be valid against the Lender unless made in writing and signed by the Lender, and then only to the extent expressly specified therein.

9. Notices.

All notices, requests, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement or the Notes shall be in writing and shall be deemed to have been duly given: (i) on the date of service if served personally on the party to whom notice is to be given, (ii) on the day after delivery to FedEx or similar overnight courier or the Express Mail service maintained by the United States Postal Service, or (iii) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed, to the party as follows:

If to the Lender:	ROI Land Investments LTD.
Sebastian Cliche
ROI LAND INVESTMENTS LTD.
825 Lebourgneuf Blvd, Suite 315

Tel: 1-418-781-2954

If to Borrower:	ROI DEV Canada Inc.
Sebastian Cliche,

ROI LAND INVESTMENTS LTD.
825 Lebourgneuf Blvd, Suite 315
Quebec, QUEBEC G2J OB9
Tel: 1-418-781-2954

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Either Borrower or the Lender, or both, may change its address for notice purposes by notice to the other party in the matter provided herein.

10. Governing Law and Jurisdiction.

This Agreement shall be governed and construed, in accordance with, and governed by, the laws of the State of New York (without giving effect to the principles of conflicts of laws thereof). Any legal action or proceeding with respect to this Agreement shall be brought in the courts of the Slate of New York or of the United States sitting in New York, New York, and by execution and delivery of this Agreement, each of the parties consents to the exclusive jurisdiction of those courts. Each of the parties irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement.

11. Miscellaneous.

A. Benefit: This Agreement shall bind and inure to the benefit of Borrower and the Lender, and their respective successors and permitted assigns; provided, however, Borrower shall have no right to assign its rights or obligations hereunder to any person or entity without the prior written consent of the Lender.

B. Amendments: This Agreement may be amended or modified only in writing signed by Borrower and the Lender. No course of dealing between Borrower or the Lender shall operate as a waiver of any right, power or privilege granted under this Agreement or the Notes, or available at law or in equity.

C. Entire Agreement: This Agreement, the exhibits hereto, the Notes and the other Transaction Documents contain the entire agreement between Borrower and the Lender regarding the Loan and supersede all prior written and oral agreements or statements by and among the parties or any of them.

D. Rights Cumulative: Subject to the terms and conditions hereof, all rights, powers and privileges granted hereunder are cumulative, and are not exclusive of any other rights, powers and privileges granted by this Agreement, the Notes or any other Transaction Document, or available at law or in equity.

E. Pronouns: All pronouns and all variations thereof are deemed to refer to the masculine, feminine, or neuter, singular or plural, as the context in which they are used may require.

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F: Headings; References: All headings used herein are used for convenience only and shall not be used to construe or interpret this Agreement. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

G: Severability: Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, each party hereto intends that such provision shall be construed by modifying or limiting it so as to be enforceable to the maximum extent compatible with, and possible under, applicable law.

H. Register: The Borrower shall maintain at its principal executive office (or such other office or agency of the Borrower as it may designate by notice to each holder of Notes), a register for the Loan and the Notes in which the Borrower shall record the name and address of the Person in whose name the Loan and the Notes have been issued (including the name and address of each transferee) and the principal amount (and stated interest) of any portion of the Loan or Notes held by such Person (the "Register"). The Borrower shall keep the Register open and available at all times during business hours for inspection of the Lender or its representatives. The Register may be maintained in electronic format. Notwithstanding anything to the contrary contained herein, the Notes, the Loan and this Agreement are registered obligations and the right, title, and interest of the Lender and its assignees in and to such Notes (or any rights under this Agreement) shall be transferable only upon notation of such transfer in the Register. The Notes shall only evidence the Lender's or its assignee's right, title and interest in and to the related Notes, and in no event is any such Note to be considered a bearer instrument or obligation. This Section 9(k) shall be construed so that the Notes and the Loan are at all times maintained in "registered form" within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related Treasury regulations promulgated thereunder.

I. Further Assurances: Each party agrees to cooperate fully with the other parties, to take such actions, to execute such further instruments, documents and agreements, and to give such further written assurances, as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.

J. Counterparts; Facsimile Signature: This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument. This Agreement shall become effective when duly executed and delivered by each party hereto. Counterpart signature pages to this Agreement may be delivered by facsimile or electronic delivery (i.e., by email of a PDF signature page) and each such counterpart signature page shall constitute an original for all purposes.

[Signature Page Follows]

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{Signature Page to Loan and Security Agreement}

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EXHIBIT A

FORM OF SECURED NOTE

SECURED NOTE

Issuance Date: May 8, 2015	Principal: U.S. $2,915,947.00.00 (TWO MILLION NINE HUNDRED AND FIFTEEN THOUSAND AND NINE HUNDRED AND FORTY SEVEN U.S. DOLLARS)

FOR VALUE RECEIVED, ROI DEV Canada, Inc., a Canadian corporation (the "Company") hereby promises to pay to ROI Land Investments LTD., a Nevada corporation, or its successors or assigns (the "Holder") (a) the amount set out above as the Principal plus (b) Interest (as defined below), in each case in accordance with the terms hereof.

This Secured Note (this "Note") is one of the Notes issued pursuant to that certain Loan and Security Agreement, dated as of even date herewith, by and between the Company and the Holder (as may be amended, restated, supplemented or otherwise modified from time to time, the "Loan and Security Agreement"). All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Loan and Security Agreement. This Note is secured by the Collateral described in and pursuant to the Loan and Security Agreement.

The "Maturity Date" means the earlier of (a) May 8, 2018, or (b) such earlier date as this Note becomes due and payable pursuant to the terms of the Loan and Security Agreement.

Commencing on the date hereof and ending on (and including) the Maturity Date, the outstanding Principal of this Note shall bear interest at the rate of (a) eight percent (8%) per annum (the "Interest Rate") computed on the basis of a 360-day year and the actual number of days elapsed. Until this Note is paid in full, interest shall be due and payable in cash in arrears on the last day of each calendar quarter following the Issuance Date (each such date, a "Payment Date").

Notwithstanding anything herein to the contrary, payment of interest due and owing on this Note shall be made by cash only by wire transfer of immediately available funds to the Holder on the applicable Payment Date at such place as the Holder shall have designated by written notice to the Company.

Upon the occurrence of any Event of Default, this Note shall bear interest (including post petition interest in any proceeding under any Bankruptcy Law) on the unpaid principal amount thereof at a rate equal to the Interest Rate, plus two percent (2.0%) per annum (the "Default Rate") from the date of such Event of Default through and including the date such Event of Default is cured or waived in accordance with the terms of the Loan and Security Agreement. In the event that such Event of Default is subsequently waived, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such waiver; provided, that interest as calculated and unpaid at the Default Rate during the continuance of such Event of Default shall continue to be due to the extent relating to the days after the occurrence of such Event of Default through and including the date on which such Event of Default is waived. Interest at the Default Rate shall be due and payable, in cash, upon demand.

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The Company may prepay this Note (in whole or in part) at any time without premium or penalty.

After all Principal, accrued interest and other amounts at any time owed on this Note have been paid in full in cash, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

The Holder may offer, sell, assign or transfer this Note to any party without notice to, or the consent of, the Company.

This Note is registered as to both principal and any stated interest with the Company, and transfer of this Note may be effected only by surrender of the old instrument and either the reissuance by the Company of the old instrument to the new holder or the issuance by the Company of a new instrument to the new holder. The foregoing requirements are intended to result in this Note being in "registered form" within the meaning of U.S. Treasury Regulations Section 1.871-14(c) and Sections 163(f), 87l(h) and 88l(c) of the U.S. Internal Revenue Code of 1986, as amended, and shall be interpreted and applied in a manner consistent therewith. This Note is a registered Note and, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered Holder hereof or such Holder's attorney duly authorized in writing, a new Note for a like Principal amount shall be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Holder and the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and neither the Holder nor the Company shall be affected by any notice to the contrary.

This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note and all disputes arising hereunder shall be governed by, the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company (a) agrees that any legal action or proceeding with respect to this Note or any other agreement, document, or other instrument executed in connection herewith, shall be brought in any state or federal court located within New York, New York, (b) irrevocably waives any objections which it may now or hereafter have to the venue of any suit, action or proceeding arising out of or relating to this Note, or any other agreement, document, or other instrument executed in connection herewith, brought in the aforementioned courts, and (c) further irrevocably waives any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

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The Company shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the Holder may reasonably request in order to carry out the intent and accomplish the purposes of this Note and the Loan and Security Agreement and the consummation of the transactions contemplated hereby and thereby.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the date set out above.

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SCHEDULE D

FORM OF COLLATERAL ASSIGNMENT

COLLATERAL ASSIGNMENT OF

INTERCOMPANY LOAN DOCUMENTS

THIS COLLATERAL ASSIGNMENT OF INTERCOMPANY LOAN DOCUMENTS (this "Assignment") is made as of this 8'h day of May, 2015, by ROI LAND INVESTMENTS LTD, a Nevada corporation (the "Assignor"), to COMPUTERSHARE TRUST COMPANY, N.A., a national banking association, solely in its capacity as the collateral agent (in such capacity, the "Assignee") for the benefit of the Secured Parties (as defined in the Note Purchase Agreement described below). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Note Purchase Agreements described below.

W I T N E S S E T H:

WHEREAS, Assignor and ROI DEV Canada Inc., a Canadian corporation ("ROI DEV"), are parties to that ce1iain Loan and Security Agreement dated as of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Intercompany Loan Agreement") and (a) that certain Beneficiary Authorization and Charge Agreement ("Mortgage"), together with 1016566 B.C. LTD., of 825 Blvd. Lebourgneuf, Bureau 315, Quebec City, Quebec G2J OB9, in its capacity as registered legal owner of the real property described in Schedule A of the Mortgage, in favor of the Assignor, and (b) that certain Secured Note dated as of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Intercompany Note") issued by ROI DEV in favor of Assignor. The Mortgage, the Intercompany Loan Agreement and the Intercompany Note shall be referred to, collectively, as the "Intercompany Loan Documents", true and correct copies of which are attached hereto as Exhibit A;

WHEREAS, the Assignor has entered into Kitimat Series A and B Note Purchase Agreements, dated as of the date hereof (each as amended, restated, supplemented or otherwise modified from time to time, a "Note Purchase Agreement" and, collectively, the "Note Purchase Agreements"), pursuant to which the Assignor granted security interests in favor of the Assignee, for the benefit of the Secured Parties, in certain assets to secure the Company's obligations under the Kitimat Notes and the other Note Documents (the "Obligations"); and

WHEREAS, pursuant to the Note Purchase Agreements the Assignor is required to enter into this Assignment pursuant to which Assignor shall pledge to Assignee for its benefit and the benefit of the Secured Parties, all of its right, title and interest in and to the Intercompany Loan Documents.

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NOW, THEREFORE, in consideration of the recitals above, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Assignor hereby agrees as follows:

1. In order to secure prompt payment and performance of the Obligations, Assignor does hereby pledge, assign, and transfer to the Assignee, and grants to the Assignee, a security interest in, in all of its right, title and interest in, to and under the Intercompany Loan Documents.

2. Concurrently with the execution of this Assignment, Assignor shall deliver to the Assignee the originally executed Intercompany Note, together with any endorsements, assignments, or other documents deemed necessary or desirable by the Assignee, at the written direction of the Required Holders, to perfect the pledge and security interest granted under this Assignment in the Intercompany Loan Documents.

3. Assignor agrees that this Assignment is for collateral purposes only and Assignee does not assume and is not bound in any way by any of the obligations or duties of Assignor under or with respect to any of the Intercompany Loan Documents. Assignee may, at the written direction of the Required Holders, reassign its right, title and interest in any Intercompany Loan Document without any requirement for Assignor's consent. Assignor shall faithfully keep and perform, or cause to be kept and performed, all of the covenants, conditions and agreements contained in the Intercompany Loan Documents, now or hereafter existing, on the part of Assignor to be kept and shall at all times do all things necessary to compel performance by each party of all obligations, covenants and agreements by such party to be performed under the Intercompany Loan Documents. In the event that the Assignee receives notice of any default or failure to perform on the part of Assignor under the any Intercompany Loan Document, the Assignee may (at the written direction of the Required Holders), but is not obligated to, cure the default or non-performance and any fees, costs, expenses, or losses incurred by the Assignee in performing the obligation or cure, including, without limitation, all reasonable legal fees and expenses of counsel for the Assignee, shall constitute Obligations secured by the Note Purchase Agreements and this Assignment.

4. RESERVED.

5. Assignor shall, immediately upon receipt or sending, send to the Assignee copies of any material notices, or other material documents received or sent by or on behalf of Assignor in connection with any Intercompany Loan Document or any Collateral (as defined in the Intercompany Loan Agreement). In addition, Assignor shall promptly give notice to the Assignee upon the occurrence of any Event of Default (as defined in the Intercompany Loan Agreement).

6. Assignor shall not, without the prior written consent of the Assignee (at the written direction of the Required Holders), which consent is not to be unreasonably withheld amend, extend, or otherwise modify, supplement, or replace, or assign, transfer or otherwise dispose of any Intercompany Loan Document in a manner adverse to the Assignee or any other Secured Party.

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7. Upon the occurrence and during the continuance of an Event of Default (as defined in the Intercompany Loan Agreement), Assignor shall accept any payments of principal or interest and all other sums received on account of the Intercompany Note or any other Intercompany Loan Document as the Assignee's agent in trust for the Assignee and, upon Assignee's request, at the written direction of the Required Holders, shall deliver the payment forthwith to the Assignee, in the exact form received with, as applicable, any necessary or appropriate endorsement, as payment on the Obligations in accordance with, and to the extent required by, the applicable Note Purchase Agreement.

8. Assignor represents and warrants that (a) there have been no prior assignments of any Intercompany Loan Document, (b) each of the Intercompany Loan Documents is a valid, enforceable agreement, (c) Assignor has full power and authority to execute and deliver this Assignment, (d) neither Assignor nor any of its subsidiaries is in default under any Intercompany Loan Document, (e) it holds title to the Intercompany Loan Documents and the rights and interests thereunder free and clear of any liens, pledges, or encumbrances, except liens or encumbrances in favor of the Assignee, (f) all covenants, conditions and agreements have been performed as required, except those not due to be performed until after the date of this Assignment and (g) Assignor has delivered (and received a receipt therefor from the Assignee) with this Assignment the fully executed originals or copies thereof of the following: (i) the Intercompany Note bearing an endorsement in blank duly executed by Assignor, (ii) the Intercompany Loan Agreement, (iii) the Mortgage and (iv) this Assignment. Assignor agrees that no change in the terms of the Intercompany Loan Agreement or any other Intercompany Loan Document shall be valid without the written approval of Assignee (at the written direction of the Required Holders). Assignor agrees not to assign or otherwise transfer its interest in any Intercompany Loan Document so long as this Assignment is in effect.

9. Assignor agrees that this Assignment shall constitute a perfected, absolute and present assignment; provided, that Assignee shall have no right under this Assignment to enforce the provisions of any Intercompany Loan Document except following the occurrence and during the continuation of an Event of Default under the applicable Note Purchase Agreement. Following the occurrence and during the continuation of any such Event of Default, Assignee may (at the written direction of the Required Holders), without affecting any of its rights or remedies against Assignor under any other instrument, document or agreement, exercise its rights under this Assignment in any manner permitted by law, including, without limitation, any and all rights and remedies of a secured party under the Uniform Commercial Code as in effect in the State of New York, and may (at the written direction of the Required Holders) (a) complete the endorsement on the Intercompany Note by naming itself or a third party as the assignee of the Intercompany Note (by execution of this Assignment Assignor grants to the Assignee the right of power of attorney to complete the endorsement following the occurrence and during the continuation of an Event of Default) and may, if the Assignee becomes the assignee of the Intercompany Note, exercise all remedies to which it is entitled under applicable law and (b) exercise all rights and remedies as a Mortgagee under the Mortgage and as lender under the Intercompany Loan Agreement and Intercompany Note, and may exercise any and all other rights under any of the foregoing documents and all related documents and agreements. The Assignee shall not be required to complete any of this Assignment or the assignments in order to exercise all rights and remedies of Assignor under the documents assigned and all related documents and agreements, as provided above.

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10. Assignor agrees to pay all fees, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) which Assignee may incur in exercising any of its rights under this Assignment.

11. Assignor agrees that at any time and from time to time, at its own expense, Assignor shall promptly execute and deliver all further instruments and documents, and take all action that may be necessary, or that the Assignee (at the written direction of the Required Holders) may reasonably request, in order to perfect and protect any security interest granted or purported to be granted by this Assignment or to enable the Assignee to exercise and enforce its rights and remedies under this Assignment with respect to any of the Intercompany Loan Documents and the Assignor's rights, title and interests thereunder.

12. All covenants, agreements, representations, and warranties made this Assignment shall survive the signing and delivery of this Assignment.

13. Assignor agrees that this Assignment can be waived, modified, amended, terminated or discharged only explicitly in a writing signed by Assignee (at the written direction of the Required Holders), except that at such time as all Obligations are paid in full in cash and the Note Documents shall have terminated, this Assignment shall terminate and be of no further force and effect. A waiver signed by Assignee shall be effective only in a specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of Assignee's rights or remedies under this Assignment. All rights and remedies of Assignee shall be cumulative and may be exercised singularly or concurrently, at Assignee's option (at the written direction of the Required Holders) and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.

14. This Assignment, the Intercompany Loan Documents and the Note Documents, when executed by the parties hereto and thereto, contain the complete and entire understanding of the parties hereto with respect to the subject matter hereof; neither party hereto has relied or is relying on any statement, whether oral, written or otherwise, not contained herein or therein; and no changes, amendments or other modifications to this Assignment shall be recognized as valid unless they are made in writing and similarly executed.

15. This Assignment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. Assignor may not assign its interest in this Assignment without Assignee's prior written consent (at the written direction of the Required Holders). Assignee may assign its interest in this Assignment without Assignor's consent or notice to Assignor.

16. Nothing herein contained shall constitute Assignee or any other party to a Note Purchase Agreement or the Note Documents as a joint venture, partner or agent of Assignor or render Assignee or any such party liable for any debts or obligations of Assignor , nor shall Assignee or any such party be liable for any acts, omissions, representations or contracts of Assignor.

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17. This Assignment shall be governed by and construed according to the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Assignor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Assignor hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to Assignor at the address for such notices to it under the applicable Note Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS ASSIGNMENT.

18. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

19 . All notices, demands and requests that any party is required or elects to give to any other party shall be given in accordance with the provisions of the Note Purchase Agreement.

20. The Assignee is entering into this Assignment solely in its capacity as Collateral Agent and not in its individual capacity and as such, in so entering and acting hereunder, the Assignee shall be entitled to the rights, benefits, protections, indemnities and immunities granted to the Collateral Agent in the Agency Agreement and the Note Purchase Agreement.

[Remainder of page intentionally left blank; signature page follows]

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EXHIBIT A

INTERCOMPANY LOAN DOCUMENTS

Intercompany Loan Agreement / Intercompany Note / Mortgage.

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ROI Land Investments LTD.

Kitimat Notes due May 8, 2018

Series B

_________________

Kitimat Note Purchase Agreement

_________________

Dated May 8, 2015

TABLE OF CONTENTS

SECTION	HEADING	PAGE
SECTION 1.	AUTHORIZATION OF NOTES	1
SECTION 2.	SALE AND PURCHASE OF NOTES	1
SECTION 3.	CLOSING	1
Section 4.1	Representations and Warranties	2
Section 4.2	Performance; No Default.	2
Section 4.3	Reserved	2
Section 4.4	Purchase Permitted By Applicable Law, Etc.	2
Section 4.5	Sale of Notes.	2
Section 4.6	Changes in Corporate Structure.	3
Section 4.7	Prefunding First Year of Interest Payments.	3
Section 4.8	Collateral Documents	3
Section 4.9	Proceedings and Documents.	3
Section 4.10	RESERVED.	3
SECTION 5.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY	3
Section 5.1	Organization; Power and Authority.	3
Section 5.2	Authorization, Etc.	4
Section 5.3	Organization and Ownership of Shares of Subsidiaries; Affiliates.	4
Section 5.4	Financial Statements.	4
Section 5.5	Compliance with Laws, Other Instruments, Etc.	4
Section 5.6	Collateral.	5
Section 5.7	Litigation.	5
Section 5.8	Licenses, Permits, Etc.	5
Section 5.9	Use of Proceeds; Margin Regulations	5
SECTION 6.	REPRESENTATIONS OF THE HOLDERS	6
Section 6.1	Authority;Purchase for Investment.	6
Section 6.2	No General Solicitation	7
Section 6.3	Ability to Bear Economic Risk.	7
Section 6.4	Kitimat Notes – Series A and Series B.	7
Section 6.5	Legends.	7
Section 6.6	No Reliance on Company.	8
SECTION 7.	INFORMATION AS TO COMPANY	8
Section 7.1	Financial and Business Information	8
Section 7.2	Reserved.	10
Section 7.3	Visitation.	10

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Section 7.4	Electronic Delivery.	10
SECTION 8.	PAYMENT AND PREPAYMENT OF THE NOTES	10
Section 8.1	Prepayment of Notes; Maturity	10
Section 8.2	Notice of Optional Prepayments.	11
Section 8.3	Reserved.	11
Section 8.4	Maturity; Surrender, Etc.	11
Section 8.5	Purchase of Notes.	11
Section 8.6	Interest.	12
Section 8.7	Payments Due on Non-Business Days.	12
Section 8.8	Reserved.	12
Section 8.9	Agent.	12
SECTION 9.	AFFIRMATIVE COVENANTS	13
Section 9.1	Compliance with Laws.	13
Section 9.2	Insurance.	13
Section 9.3	Maintenance of Properties.	13
Section 9.4	Payment of Taxes.	14
Section 9.5	Corporate Existence, Etc.	14
Section 9.6	Books and Records.	14
SECTION 10.	NEGATIVE COVENANTS	14
Section 10.1	Line of Business.	14
SECTION 11.	EVENTS OF DEFAULT	15
SECTION 12.	REMEDIES ON DEFAULT, ETC.	16
Section 12.1	Acceleration.	16
Section 12.2	Other Remedies.	16
Section 12.3	Rescission.	17
Section 12.4	No Waivers or Election of Remedies, Expenses, Etc.	17
Section 12.5	Registration and Transfer of Notes.	17
Section 12.6	Transfer of Notes.	18
Section 12.7	Replacement of Notes.	18
SECTION 13.	PAYMENTS ON NOTES	18
Section 13.1	Place of Payment.	18
Section 13.2	Home Office Payment.	19
SECTION 14.	EXPENSES, ETC.	19
Section 14.1	Fees; Expenses; Indemnification.	19
Section 14.2	Transaction Expenses.	20

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SCHEDULE A:	DEFINED TERMS

SCHEDULE B:	FORM OF NOTE; INFORMATION RELATING TO HOLDERS

SCHEDULE C:	FORM OF INTERCOMPANY LOAN

SCHEDULED:	FORM OF COLLATERAL ASSIGNMENT

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KITIMAT NOTE PURCHASE AGREEMENT

This KITIMAT NOTE PURCHASE AGREEMENT (this "Agreement") is dated as of May 8, 2015 among ROI Land Investments LTD., a Nevada corporation (the "Company"), each purchaser of Notes listed in Schedule C hereto (each, together with their respective successors and permitted assigns, a "Holder", and collectively "Holders"), Computershare Trust Company, N.A., a national banking association, solely in its capacity as collateral agent ("Collateral Agent") and Computershare Inc., a Delaware corporation, solely in its capacity as paying agent ("Paying Agent") for the Holders (the Collateral Agent and the Paying Agent, together with the applicable respective successors and permitted assigns in such capacities, the "Agent").

IN CONSIDERATION of the mutual covenants and undertakings herein contained, Company, Holders and Agent hereby agree as follows:

SECTION 1. AUTHORIZATION OF NOTES

The Company shall authorize the issuee and sale of U.S. $2,442,830.00 (TWO MILLION FOUR HUNDRED AND FORTY TWO THOUSAND, EIGHT HUNDRED AND THIRTY U.S. DOLLARS) aggregate principal amount of series A Kitimat Notes ("Series A Notes") and U.S. $473,117.00 (FOUR HUNDRED AND SEVENTY THREE THOUSAND, ONE HUNDRED AND SEVENTEEN U.S. DOLLARS) aggregate principal amount of series B Kitimat Notes ("Series B Notes") due May 8, 2018 (the Series A Notes and the Series B Notes, as amended, restated or otherwise modified from time to time pursuant to Section 16 and including any such notes issued in substitution therefor pursuant to Section 12, shall be collectively referred to as the "Notes" or the "Kitimat Notes"). The Notes shall be substantially in the form set out in Schedule B. Certain capitalized and other terms used in this Agreement are defined in Schedule A. References to a "Schedule" are references to a Schedule attached to this Agreement unless otherwise specified. References to a "Section" are references to a Section of this Agreement unless otherwise specified.

SECTION 2. SALE AND PURCHASE OF NOTES

Subject to the terms and conditions of this Agreement, the Company shall issue and sell to each Holder and each Holder shall purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite such Holder's name in Schedule B at the purchase price of 100% of the principal amount thereof. The Holders' obligations hereunder are several and not joint obligations and no Holder shall have any liability to any Person for the performance or non-performance of any obligation by any other Holder hereunder.

SECTION 3. CLOSING

The sale and purchase of the Notes to be purchased by each Holder shall occur at the offices of Moses & Singer LLP, The Chrysler Building, 405 Lexington Avenue, New York, NY 10174-7800 at 2.00 p.m., EDT time, at a closing (the "Closing") on May 8, 2015. At the Closing the Company shall deliver to each Holder a single Note dated the date of the Closing and registered in such Holder's name (or in the name of its nominee), against delivery, on or before the Closing, by such Holder to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer for the account of the Company to or to the order of the Company, pursuant to bank details provided to the Holder by the Company.

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If at the Closing the Company shall fail to tender such Notes to any purchasing Holder as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Holder's satisfaction, such Holder shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Holder may have by reason of any of the conditions specified in Section 4 not having been fulfilled to such Holder's satisfaction or such failure by the Company to tender such Notes.

SECTION 4. CONDITIONS TO CLOSING

Each Holder's obligation to purchase and pay for the Notes to be sold to such Holder at the Closing is subject to the fulfillment to such Holder's satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1 REPRESENTATIONS AND WARRANTIES.

The representations and warranties of the Company in this Agreement shall be correct when made and at the Closing.

Section 4.2 PERFORMANCE; NO DEFAULT.

The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing. Before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof), no Default or Event of Default shall have occurred and be continuing.

Section 4.3 RESERVED.

Section 4.4 PURCHASE PERMITTED BY APPLICABLE LAW, ETC.

On the date of the Closing such Holder's purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Holder is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Holder to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof.

Section 4.5 SALE OF NOTES.

Contemporaneously with the Closing the Company shall sell to each Holder and each Holder shall purchase the Notes to be purchased by it at the Closing as specified in Schedule B.

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Section 4.6 CHANGES IN CORPORATE STRUCTURE.

The Company shall not have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements filed by it.

Section 4.7 PREFUNDING FIRST YEAR OF INTEREST PAYMENTS.

The Company will prefund the first year of interest payments in the total amount of U.S.$ 211,711.93 (TWO HUNDRED AND ELEVEN THOUSAND, SEVEN HUNDRED AND ELEVEN U.S. DOLLARS AND NINETY THREE CENTS in connection with the Series A Notes and in the total amount of U.S.$ 41,003.47 (FORTY ONE THOUSAND AND THREE U.S. DOLLARS AND FORTY SEVEN CENTS) in connection with the Series B Notes, by placing with the Paying Agent an amount representing such sum on deposit, for the purpose of paying such interest payments, subject to the provisions of the Agency Agreement. The Bonus will be paid together with interest on the first Interest Payment Date, to each Holder of Notes pro rata to the applicable Holder's holding of Notes.

Section 4.8 COLLATERAL DOCUMENTS.

The Collateral Agent shall have received copies and / or fully executed origin a Is of the Collateral Documents, executed by each of the parties thereto.

Section 4.9 PROCEEDINGS AND DOCUMENTS.

All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Holder and its special counsel, if any, and such Holder and its special counsel, if any, shall have received all such counterpart originals or certified or other copies of such documents as such Holder or such special counsel, if any, may reasonably request.

Section 4.10 RESERVED.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Holder and the Agent that:

Section 5.1 ORGANIZATION; POWER AND AUTHORITY.

The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact,to execute and deliver this Agreement and the other Note Documents and to perform the provisions hereof and thereof.

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Section 5.2 AUTHORIZATION, ETC.

This Agreement and the other Note Documents have been duly authorized by all necessary corporate action on the part of the Company, and each of this Agreement and the other Note Documents constitutes, and upon execution and delivery thereof each Note shall constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3 ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES; AFFILIATES.

The Company's only subsidiary is ROI Canada, which is wholly-owned by the Company. It is duly organized, validly existing and in good standing under the laws of Canada. All of the outstanding shares of capital stock or similar equity interests of ROI Canada have been validly issued, are fully paid and non-assessable and are owned by the Company free and clear of any Lien that is prohibited by this Agreement or the other Note Documents.

Section 5.4 FINANCIAL STATEMENTS.

Subject to Section 7.1, the Company has delivered to each Holder copies of the financial statements of the Company and its Subsidiaries. All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such statements and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

Section 5.5 COMPLIANCE WITH LAWS,OTHER INSTRUMENTS, ETC.

The execution, delivery and performance by the Company of this Agreement and the other Note Documents shall not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of !Just, loan, purchase or credit agreement, lease, corporate charter or by-laws, shareholders agreement or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

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Section 5.6 COLLATERAL.

(a) No tax, stamp duty, or other similar payment is payable in connection with the execution and delivery of each of the Collateral Documents.

(b) No special requirement in terms of local presence, license or other qualification is stipulated by any applicable law for the Collateral Agent to validly receive and to enforce any of the security established by the Collateral Documents.

(c) Each of the Collateral Documents is sufficient to create in favor of the Collateral Agent on behalf of the Secured Parties a security interest in those items and types of Collateral described therein.

Section 5.7 LITIGATION.

There are no actions, suits, investigations or proceedings pending or, to the best knowledge of the Company, threatened in writing against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.8 LICENSES, PERMITS, ETC.

The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are material (material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole), without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

Section 5.9 USE OF PROCEEDS; MARGIN REGULATIONS.

The Company shall apply the proceeds of the sale of the Notes hereunder to make a loan to ROI Canada, for the purpose of completing an acquisition of and developing that certain land ("Land") for residential use located at 1015-1050 Nalabila Blvd., Kitimat, BC, Canada, (the "Kitimat Land") involving the construction and sale and/or lease of eighty-four (84) residential apartments ("Apartments") and nine (9) townhouses ("Houses" and, together with the Apartments, the "Kitimat Property"), the payment of certain fees and expenses and for working capital and other general corporate purposes (which may, for the avoidance of any doubt, be denominated in a currency other than U.S. Dollars).

ROI Canada owns the entire beneficial interest in the Kitimat Land, pursuant to that certain Transfer of Beneficial Interest, made as of December 31, 20 I 4, among Coast to Coast Holding Ltd. and ROI Canada, whereby ROI Canada acquired such beneficial interest for the amount of CAD$1,950,000.00 (ONE MILLION NINE HUNDRED AND FIFTY THOUSAND CANADIAN DOLLARS), paid in the amount of CAD$600,000.00 (SIX HUNDRED THOUSAND CANADIAN DOLLARS) on or about December 31, 2014 and the amount of CAD$1,350,000.00 (ONE MILLION THREE HUNDRED AND FIFTY THOUSAND CANADIAN DOLLARS) on April 24, 2015. Accordingly, the proceeds of the issue of the Notes shall be used, in part, to fund the deferred payment of such purchase price. The registered (or "legal") owner of the Kitimat Land is a nominee company, I 016566 B.C. Ltd. ("Legal Owner"), shares of which are held by ROI Canada. Accordingly, the Collateral includes a mortgage (with attachments) dated as of May 8, 2015, over the Kitimat Land, granted by the Legal Owner and ROI Canada, collectively, in favour of the Company.

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The Legal Owner obtained a valuation ("Valuation") of the Kitimat Land from A-Teck Appraisals, dated as of April I, 2015. The Valuation concluded that the final value of the Kitimat and the Kitimat Property stood at CAD$15,400,000 (FIFTEEN MILLION, FOUR HUNDRED THOUSAND CANADIAN DOLLARS), as of February 24, 2015, subject to the terms and conditions of the Valuation. A copy of the Valuation is available at a Holder's written request and signature of any required confidentiality agreement.

No part of the proceeds from the sale of the Notes hereunder shall be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any "securities" (as defined in section 2(1) of the Securities Act) under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

SECTION 6. REPRESENTATIONS OF THE HOLDERS

Each Holder severally represents and warrants to the Company and the Agent that:

Section 6.1 AUTHORITY;PURCHASE FOR INVESTMENT.

Each Holder has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by each Holder of this Agreement and the consummation of the transaction contemplated hereby have been duly authorized by all necessary corporate or other action on the part of the Holder. If the Holder is an individual, the Holder has the legal capacity to enter into this Agreement. This Agreement constitutes a legal, valid and binding obligation of the Holder, enforceable against the Holder in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. Each Holder is purchasing the Securities for its own account and not with a present view to, or for sale in connection with, any distribution thereof in violation of the registration requirements of the Securities Act. Each Holder understands that the Securities have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Securities.

Investor Status: Each Holder is not, and was not at the time the Holder was offered the Securities, a U.S. Person (as defined by Rule 902(k) of Regulation S promulgated under the Securities Act), and is not acquiring the Securities for the account or benefit of any U.S. Person. Each Holder as of the date hereof is either:

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(a) an individual net worth, or joint net worth with such Holder's spouse, in excess of $1,000,000 (not including the value of any equity in such Holder's primary residence but subtracting any mortgage indebtedness in excess of the value of such Holder's primary residence); or

(b) (i) individual income in excess of $200,000 (or in excess of $300,000 joint income with such Holder's spouse) in each of the two most recent years and a reasonable expectation of reaching the same income level in the current year or (ii) otherwise qualifies as an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act; or

(c) not an Accredited Investor, but has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of the prospective investment.

Section 6.2 NO GENERAL SOLICITATION.

No Holder is purchasing the Securities as a result of any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available, or any seminar, meeting or other conference whose attendees were invited by any general solicitation or general advertising.

Section 6.3 ABILITY TO BEAR ECONOMIC RISK.

Each Holder acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and suffer a complete loss of its investment. Each Holder has carefully considered the potential risks relating to the Company and the Securities. Each Holder fully understands that the Company is a development stage company and that the Company is subject to all of the risks inherent in any development stage company. Each Holder understands that the Company has not generated any revenues since inception and acknowledges that the Company has made no assurance that they will be able to generate future earnings.

Section 6.4 SERIES A AND SERIES B.

Each Holder and the Collateral Agent severally acknowledges that (i) the Company will issue Series A Notes and Series B Notes contemporaneously and that each such series shares pro rata in any proceeds of Collateral and (ii) the currency of transactions involving the Kitimat Land and/or the Kitimat Property, as applicable, is Canadian Dollars (CAD$).

Section 6.5 LEGENDS.

Each Holder understands that the Notes may bear the following legends:

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(a) "THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR IN THE OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED."

(b) Any legend required by the securities laws of any state to the extent such laws are applicable to the Securities represented by the certificate so legended.

Section 6.6 NO RELIANCE ON COMPANY.

IN MAKING AN INVESTMENT DECISION, EACH HOLDER SEVERALLY REPRESENTS THAT (A) IT HAS RELIED ON ITS OWN EXAMINATION OF THE COMPANY AND THE MERITS AND RISKS INVOLVED IN PURCHASING THE SECURITIES; (B) IT HAS CONSULTED ITS OWN ADVISORS AS TO FINANCIAL, LEGAL, BUSINESS, TAX, INVESTMENT AND RELATED MATTERS CONCERNING THE PURCHASE OF THE SECURITIES; (C) IT HAS NOT RELIED ON THE COMPANY'S PUBLIC FILINGS; AND (D) IT HAS BEEN AFFORDED THE OPPORTUNITY TO ASK QUESTIONS CONCERNING THIS INVESTMENT OF OFFICERS OF THE COMPANY AND HAS BEEN FURNISHED WITH SUCH INFORMATION WITH RESPECT TO THE COMPANY AS SUCH HOLDER HAS REQUESTED TO THE HOLDER'S SATISFACTION.

SECTION 7. INFORMATION AS TO COMPANY

Section 7.1 FINANCIAL AND BUSINESS INFORMATION.

The Company shall provide the information described in sub-sections (a) to (d) below to the Holders. The Company shall be deemed to have discharged its obligations under this Section 7.1 by filing such reports with the Securities and Exchange Commission via the EDGAR filing system.

(a) Quarterly Statements-within 60 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company's Quarterly Report on Form 10 Q (the "Form 10 Q") with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any material credit facility or the date on which such corresponding financial statements are delivered under any material credit facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

(ii) consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a senior financial officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a);

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(b) Annual Statements -within 120 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company's Annual Report on Fmm 10 K (the "Form 10 K") with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any material credit facility or the date on which such corresponding financial statements are delivered under any material credit facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the Company, duplicate copies of (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, and

(ii) consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company's Form 10 K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a 3 under the Securities Exchange Act of 1934) prepared in accordance with the requirements therefor and filed with the SEC, shall be deemed to satisfy the requirements of this Section 7.I (b).

(c) SEC and Other Reports -promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public "securities" (as defined in section 2(1) of the Securities Act) holders generally, and (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such Holder), and each final prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC;

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(d) Notice of Default or Event of Default - promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e) Resignation or Replacement of Auditors- within ten days following the date on which the Company's auditors resign or the Company elects to change auditors, as the case may be, notification thereof, together with such supporting information as the Required Holders may request; and

(f) Requested Information - with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries (including, but without limitation, actual copies of the Company's Form 10 Q and Form 10 K) or relating to the ability of the Company to perform its Obligations hereunder and under the Notes as from time to time may be reasonably requested by the Holders.

Section 7.2 RESERVED.

Section 7.3 VISITATION.

The Company shall permit the representatives of the Collateral Agent if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers, all at such reasonable times and as often as may be reasonably requested.

Section 7.4 ELECTRONIC DELIVERY.

The Company shall timely file such Form 10-Q or Form 10-K, satisfying the requirements of Section 7.1, as applicable, with the SEC on EDGAR and shall make such form available on its home page on the internet, which is located at http://roilandinvestments.com as of the date of this Agreement; provided however, that the Company shall give each Holder prior written notice, which may be by e-mail or in accordance with Section 17, of such posting or filing in connection with each delivery, provided further, that upon request of any Holder to receive paper copies of such forms and financial statements or to receive them by e-mail, the Company shall promptly e-mail them or deliver such paper copies, as the case may be, to such Holder.

SECTION 8. PAYMENT AND PREPAYMENT OF THE NOTES

Section 8.1 PREPAYMENT OF NOTES; MATURITY.

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The Company may at any time prior to the six month anniversary of the Closing Date, at its option, upon notice of each optional prepayment in accordance with Section 8.2, prepay all, or any part of, the Notes. Each such notice shall specify the date for prepayment (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such Holder to be prepaid and the interest to be paid on the prepayment date with respect to such principal amount being prepaid. The Company will fund the prepayment of Notes by funds received from the sale of Kitimat Property, in the sole discretion of the Company, and will direct the Agent to make the distribution to each Holder specified in such direction. The Company will, reasonably promptly following receipt of such proceeds of sale by the Company, deliver to the Agent an amount representing, in the case of the Kitimat Series A Notes, 25% of the profit made on the corresponding disposition by of it the Kitimat Property or in the case of the Kitimat Series B Notes, 50% of the profit made by it on such disposition. The Agent shall distribute such amounts to the Holders, pro rata to their applicable holding of Notes. For the avoidance of any doubt, the total net profit shall be the sale price minus expenses, converted into U.S. Dollars.

The entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof. Notwithstanding anything to the contrary contained herein, the Maturity Date may be extended by the Company for up to a period of 18 months provided that the Company gives the Holders (with a copy to the Agent) written notice of such extension not less than 30 days prior to the then existing Maturity Date.

Section 8.2 NOTICE OF OPTIONAL PREPAYMENTS.

The Company shall give each Holder (with a copy to the Agent) written notice of each optional prepayment under this Section 8 not less than thirty days and more than sixty days prior to the date fixed for such prepayment.

Section 8.3 RESERVED.

Section 8.4 MATURITY; SURRENDER, ETC.

In the case of an optional prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature to the extent of such prepayment amount and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to (but not including) such date and the applicable premium, if any. From and after such date, interest shall only accrue on the remaining principal amount if such Note. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled.

Section 8.5 PURCHASE OF NOTES.

The Company shall not and shall not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate to the Holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each Holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least twenty Business Days. If the Holders of more than 50% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining Holders (with a copy to the Agent) of such fact and the expiration date for the acceptance by Holders of such offer shall be extended by the number of days necessary to give each such remaining Holder at least ten Business Days from its receipt of such notice to accept such offer. The Company shall promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

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Section 8.6 INTEREST.

The Notes shall bear interest from the date of issuance at the rate of 8 percent (8%) per annum (the "Interest Rate"), payable in arrears on each Interest Payment Date and at the Maturity Date. Interest shall also be paid in cash on the date of any payment, prepayment or redemption of Notes in full or in part on the principal amount so paid, prepaid or redeemed. Upon and after the occurrence of an Event of Default, and during the continuation thereof, the Company's Obligations hereunder shall bear interest at the Interest Rate plus two (2%) percent per annum which is payable in cash on demand by the Holders (the "Default Rate").

Section 8.7 PAYMENTS DUE ON NON-BUSINESS DAYS.

Anything in this Agreement or the Notes to the contrary notwithstanding, (x) subject to clause (y), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (y) any payment of principal of or the applicable premium on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 8.8 RESERVED.

Section 8.9 AGENT

The Agent shall have no duty, liability, responsibility or obligation with respect to the following, all of which shall be the sole responsibility of the Company:

(a) any sale or disposal of all or any part of the Kitimat Property (including without limitation whether any prepayment is required in connection therewith or the amount of any such prepayment);

(b) any currency exchange relating to any payment or prepayment (and, for the avoidance of doubt, all payments made to the Paying Agent shall be made in U.S. Dollars);

(c) any allocation of payments or prepayments among the Notes;

(d) the amount or timing of any payment or prepayment, or whether any payment or prepayment is due;

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(e) the establishment or maintenance of the register of Holders delivered by the Company to the Paying Agent;

(f) the use of any funds borrowed hereunder

The Company shall be solely responsible for all calculations and determinations of when and in what amounts payments and prepayments shall be made. The Agent shall be entitled to fully rely upon such calculations and determinations made by the Company and the Company shall provide written notice of such amounts to the Agent at least 5 Business Days before any payment or prepayment made hereunder.

The Company shall notify the Agent of any prepayment, purchase, or redemption of any Notes.

The Agent shall be entitled to fully rely upon the register delivered by the Company to the Paying Agent for all purposes, including with respect to the Holders entitled to receive any payment or prepayment and the Holders entitled to provide the Agent with direction hereunder.

SECTION 9. AFFIRMATIVE COVENANTS

The Company covenants that so long as any of the Notes are outstanding:

Section 9.1 COMPLIANCE WITH LAWS.

The Company shall, and shall cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, the USA PATRIOT Act, and shall obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2 INSURANCE.

The Company shall, and shall cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 9.3 MAINTENANCE OF PROPERTIES.

The Company shall, and shall cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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Section 9.4 PAYMENT OF TAXES.

The Company shall, and shall cause each of its Subsidiaries to, file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by any of them, to the extent the same have become due and payable and before they have become delinquent, provided that neither the Company nor any Subsidiary need pay any such tax, assessment, charge or levy if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges and levies would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.5 CORPORATE EXISTENCE, ETC.

The Company shall at all times preserve and keep its corporate existence in full force and effect. The Company shall at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a wholly-owned Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

Section 9.6 BOOKS AND RECORDS.

The Company shall, and shall cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be. The Company shall, and shall cause each of its Subsidiaries to, keep books, records and accounts which, in reasonable detail, accurately reflect all transactions and dispositions of assets. The Company and its Subsidiaries have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all transactions and dispositions of assets and the Company shall, and shall cause each of its Subsidiaries to, continue to maintain such system.

SECTION 10. NEGATIVE COVENANTS

The Company covenants that so long as any of the Notes are outstanding:

Section 10.1 LINE OF BUSINESS.

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The Company shall not and shall not permit any Subsidiary to engage in any business if, as a result, the general nature of the business in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Subsidiaries, taken as a whole, are engaged on the date of this Agreement.

SECTION 11. EVENTS OF DEFAULT

An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

(a) the Company defaults in the payment of any principal and/or any applicable premium, if any, on any Kitimat Note, when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Company defaults in the payment of any interest on any Kitimat Note on two consecutive Interest Payment Dates; or

(c) the Company defaults in the performance of or compliance with any term contained in Section 7.1 or Section 10; or

(d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any Holder (any such written notice to be identified as a "notice of default" and to refer specifically to this Section ll(d)); or

(e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

(f) the Company or any Subsidiary (i) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (ii) makes an assignment for the benefit of its creditors, (iii) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (iv) is adjudicated as insolvent or to be liquidated, or (v) takes corporate action for the purpose of any of the foregoing; or

(g) a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or,

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(h) unless such liability is covered fully by insurance proceeds, one or more final judgments or orders for the payment of money aggregating in excess of $5,000,000, including, without limitation, any such final order enforcing a binding arbitration decision, are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay.

SECTION 12. REMEDIES ON DEFAULT, ETC.

Section 12.1 ACCELERATION.

(a) If an Event of Default with respect to the Company described in Section 11(f) or (g) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, notify the Company (copied to the Agent) that all the Notes then outstanding are immediately due and payable.

(c) If any Event of Default described in Section ll(a) or (b) has occurred and is continuing, any Holder(s) of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, notify the Company (copied to the Agent), that all the Notes are immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes shall forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (y) the applicable premium, if any, determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the Holders agree, that each Holder has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a premium by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2 OTHER REMEDIES.

If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the Collateral Agent (at the written direction of the Required Holders) may proceed to protect and enforce the rights of the Holders by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

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Section 12.3 RESCISSION.

At any time after any Notes have been declared due and payable pursuant to Section 121l(b) or (c), the Required Holders, by written notice to the Company (with a copy to the Agent), may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and applicable premium, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and applicable premium, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, and any amounts due and owing to the Agent, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 16, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 shall extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4 NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.

No course of dealing and no delay on the part of the Collateral Agent (acting at the written direction of the Required Holders) in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such Holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or any other Note Document upon the Collateral Agent shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the Obligations of the Company under Section 15, the Company shall pay to the Collateral Agent on demand such further amount as shall be sufficient to cover all fees, costs and expenses of the Collateral Agent incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

Section 12.5 REGISTRATION AND TRANSFER OF NOTES.

The Company shall keep at its principal executive office a register of Holders, which shall include the name and address of each Holder, details of such Holder's holdings, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any Holder is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and Holder thereof and (b) at any such beneficial owner's option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person(s) in whose name any Note(s) shall be registered shall be deemed and treated as the owner and Holder thereof for all purposes hereof, and the Company and the Agent shall not be affected by any notice or knowledge to the contrary. The Company shall give to any Holder promptly upon request therefor, a complete and correct copy of the names and addresses of all registered Holders. The Company shall either deliver to the Agent, at least five Business Days prior to each Interest Payment Date (or any prepayment and/or repayment date), a copy of the current register, or confirmation that details previously provided to the Paying Agent remain valid and should serve as the basis for payment and the Holders listed on such register (or the previously provided information, in the case of confirmation) shall be entitled to receive payment accordingly..

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Section 12.6 TRANSFER OF NOTES.

Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 17), for registration of transfer (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered Holder or such Holder's attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the Holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such Holder may request and shall be substantially in the form of Schedule B. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment from the relevant Holder of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a Holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

Section 12.7 REPLACEMENT OF NOTES.

Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 17) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note, and

(a) in the case of loss, theft or destruction, of an indemnity reasonably satisfactory to it, or

(b) in the case of mutilation, upon surrender and cancellation thereof,

within ten Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 13. PAYMENTS ON NOTES PLACE OF PAYMENT.

Subject to Section 13.2, payments of principal, applicable premium, if any, and interest becoming due and payable on the Notes shall be made by wire transfer. The Company may at any time, by notice to each Holder, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the office of the Paying Agent.

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Section 13.2 HOME OFFICE PAYMENT.

Notwithstanding anything contained in Section 13.1 or in such Note to the contrary, the Company shall pay or cause (by depositing the corresponding amount with the Agent, with an applicable direction) the payment of all sums becoming due on such Note for principal, applicable premium, if any, interest and all other amounts becoming due hereunder by wire delivered to the applicable Holder, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Holder shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 13.1. Prior to any sale or other disposition of any Note held by a Holder or its nominee, such Holder shall, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 12.

SECTION 14. EXPENSES, ETC.

Section 14.1 FEES; EXPENSES; INDEMNIFICATION.

(a) The Company shall pay to each of the Paying Agent and the Collateral Agent from time to time such compensation for its acceptance of its services under the Note Documents, respectively, as the parties shall agree in writing from time to time.

(b) The Company shall reimburse each of the Paying Agent and the Collateral Agent promptly upon request for all out-of-pocket disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Paying Agent's and the Collateral Agent's agents and counsel.

(c) The Company shall indemnify each of the Paying Agent and the Collateral Agent and its officers, directors, employees, agents and any predecessor paying agent or collateral agent for, and hold each of the Paying Agent and the Collateral Agent harmless against, any and all loss, damage, claims, liability or expense (including attorneys' fees) incurred by it, arising out of or in connection with the acceptance or administration of the Note Documents to which it is a party and the performance of its duties hereunder and thereunder (including the costs and expenses of enforcement against the Company) or defending itself against any claim (whether asserted by any Holder, the Company or any other Person), or liability in connection with the acceptance, exercise or performance of any of its powers or duties hereunder or thereunder. The Company need not indemnify against any loss, liability or expense incurred through the Paying Agent's or the Collateral Agent's, as the case may be, own willful misconduct or gross negligence, as finally determined by a court of competent jurisdiction.

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Section 14.2 TRANSACTION EXPENSES.

Without limiting the generality of Section 14.1, whether or not the transactions contemplated hereby are consummated, the Company shall pay all fees, costs and expenses (including reasonable attorneys' fees of counsel and local or other counsel) incurred by the Agent in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the other Note Documents (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the fees, costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the other Note Documents or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the other Note Documents, and (b) the fees, costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company shall pay, and shall save each Holder harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Holder in connection with its purchase of the Notes) and (ii) any and all wire transfer fees that any bank deducts from any payment under such Note to such Holder or otherwise charges to a Holder with respect to a payment under such Note.

Section 14.3 SURVIVAL.

The Obligations of the Company to the Agent under this Section 14, in addition to Section 10 of the Collateral Assignment of Intercompany Loan Documents, shall survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the other Note Documents, the resignation or removal of the Agent and the termination of this Agreement and the other Note Documents.

SECTION 15. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Holder of any portion of or interest in any Note and the payment of any Note, and may be relied upon by any subsequent Holder, regardless of any investigation made at any time by or on behalf of such Holder. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, each Holder acknowledges that this Agreement and the Notes embody the entire agreement and understanding between each Holder and the Company and supersede all prior agreements and understandings relating to the subject matter hereof. Each Holder acknowledges that no documentation provided prior to this Agreement and the Notes, including any private placement memorandum, was relied upon in making its decision to invest in the Notes, and that subsequent to receiving such documentation and prior to signing this Agreement, each Holder had an opportunity to rescind its agreement to purchase the Notes and have all monies previously placed in escrow returned to it.

SECTlON 16. AMENDMENT AND WAIVER REQUIREMENTS.

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This Agreement and the other Note Documents may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Company and the Required Holders, except that:

(a) no amendment or waiver of any of Sections I, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), shall be effective as to any Holder unless consented to by such Holder in writing;

(b) no amendment or waiver may, without the written consent of the each Holder at the time outstanding, (i) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest on the Notes or (y) the applicable premium, (ii) change the percentage of the principal amount of the Notes the Holders of which are required to consent to any amendment or waiver, or (iii) amend any of Section 8 and Section 11(a), 11(b), 12 or 20; and

(c) no amendment or waiver may, without the written consent of the Agent, affect any rights, duties, powers, immunities or obligations of the Agent (including without limitation the Agency Agreement and Section 20 of this Agreement).

Section 16.2 DECISION OF HOLDERS.

(a) Solicitation. The Company shall provide each Holder with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company shall deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 16 to each Holder and the Agent promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the Required Holders.

(b) Payment. The Company shall not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Holder as consideration for or as an inducement to the entering into by such Holder of any waiver or amendment of any of the terms and provisions hereof or any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each Holder even if such Holder did not consent to such waiver or amendment.

(c) Consent in Contemplation of Transfer. Any consent given pursuant to this Section 16 by a Holder that has transferred or has agreed to transfer its Note to the Company, any Subsidiary or any Affiliate of the Company in connection with such consent shall be void and of no force or effect except solely as to such Holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other Holders that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such Holder.

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Section 16.3 BINDING EFFECT, ETC.

Any amendment or waiver consented to as provided in this Section 16 applies equally to all Holders and is binding upon them and upon each future Holder and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver shall extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and any Holder and no delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any Holder.

Section 16.4 NOTES HELD BY COMPANY, ETC.

Solely for the purpose of determining whether the Holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, or the Notes, or have directed the taking of any action provided herein or the Notes to be taken upon the direction of the Holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding. Upon the request of the Collateral Agent, the Company shall promptly certify whether any Notes are directly or indirectly owned by the Company or any of its Affiliates, and if so, the amount of such holdings.

SECTION 17. NOTICES

Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by facsimile if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(i) if to any Holder or its nominee, to such Holder or nominee at the address specified for such communications in Schedule B, or at such other address as such Holder or nominee shall have specified to the Company and the Agent in writing,

(ii) if to the Collateral Agent and/or to the Paying Agent, as follows:

Computershare Trust Company, N .A.

8742 Lucent Boulevard, Suite 225

Highlands Ranch, CO 80129

Facsimile: (303) 262-0608

Attention: John M. Wahl

with a copy (in the case of the Paying Agent) to:

Computershare Inc.

480 Washington Boulevard

Jersey City, NJ 07310

Facsimile: (201) 680-4610

Attn: General Counsel

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(iii) if to the Company, as follows:

ROI LAND INVESTMENTS LTD.

825 LebourgneufBlvd, Suite 315

Quebec, QUEBEC G2J OB9

Tel: 1-418-781-2954

Facsimile: 1-418-780-2079

Attention: Sebastian Cliche

or at such other address as the Company shall have specified to the

Holders and Agent in writing.

Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date and recipient facsimile number or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with. clauses (a), (b) or (c) above, respectively.

SECTION 18. REPRODUCTION OF DOCUMENTS

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Holder (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Holder, may be reproduced by such Holder by any photographic, photostatic, electronic, digital, or other similar process and such Holder may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Holder in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 18 shall not prohibit the Company or any other Holder from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 19. CONFIDENTIAL INFORMATION

For the purposes of this Section 19, "Confidential Information" means information delivered to any Holder by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Holder as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Holder prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Holder or any Person acting on such Holder's behalf, (c) otherwise becomes known to such Holder other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Holder under Section 7.1 that are otherwise publicly available. Each Holder shall maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Holder in good faith to protect confidential information of third parties delivered to such Holder, provided that such Holder may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 19, (iii) any other Holder, (iv) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 19), (v) any federal or state regulatory authority having jurisdiction over such Holder, or (vi) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Holder, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Holder is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Holder may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Holder's Notes or this Agreement. Each Holder, as applicable, by its acceptance of a Note, shall be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 19 as though it were a party to this Agreement. If applicable, on reasonable request by the Company in connection with the delivery to any Holder of information required to be delivered to such Holder under this Agreement or requested by such Holder (other than a Holder that is a party to this Agreement or its nominee), such Holder shall enter into an agreement with the Company embodying this Section 19.

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In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Holder is required to agree to a confidentiality undertaking which is different from this Section 19, this Section 19 shall not be amended thereby and, as between such Holder and the Company, this Section 19 shall supersede any such other confidentiality undertaking.

SECTION 20. REGARDING AGENT

(a) The Company hereby appoints Computershare Inc. as the Paying Agent hereunder and under and for purposes of each other Note Document to which the Paying Agent is a party, and hereby authorizes the Paying Agent to act on behalf of the Company in accordance with the terms thereof. Notwithstanding any provision to the contrary elsewhere in the Note Documents, the Paying Agent shall not have any duties or responsibilities, except those expressly set forth herein, or in any other Note Document to which the Paying Agent is a party, and shall not have any fiduciary relationship with any Person, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Note Document or otherwise exist against the Paying Agent. The duties of the Paying Agent shall be ministerial and administrative in nature.

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(b) Each Holder hereby appoints and authorizes the Collateral Agent to be the agent for and representative of such Holder with respect to the Collateral Documents. Each Holder hereby consents to and approves each and all of the provisions of the Note Documents, and irrevocably authorizes and directs the Collateral Agent to execute and deliver the Note Documents to which the Collateral Agent is a party. Notwithstanding any provision to the contrary elsewhere in the Note Documents, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, or in any other Note Document to which the Collateral Agent is a party, and shall not have any fiduciary relationship with any Person, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Note Document or otherwise exist against the Collateral Agent. The duties of the Collateral Agent shall be ministerial and administrative in nature.

(c) Notwithstanding anything to the contrary contained in any of the Note Documents, each Holder, by its acceptance of a Note, agrees that (a) no Holder shall have any right individually to realize upon any of the Collateral or to enforce the Collateral Documents, it being understood and agreed that all such powers, rights and remedies may be exercised solely by the Collateral Agent, on behalf of the Secured Parties in accordance with the terms of this Agreement and the other Note Documents, and all powers, rights and remedies under the Collateral Documents may be exercised solely by the Collateral Agent, in each case at the written direction of the Required Holders; (b) in the event of a foreclosure by the Collateral Agent (pursuant to the written direction of the Required Holders) on any of the Collateral pursuant to a public or private sale, the Collateral Agent or any Holder may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and the Collateral Agent, as agent for and representative of the Holders (but not any Holder or Holders in its or their respective individual capacities) shall be entitled (at the written direction of the Required Holders) for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Company's Obligations hereunder as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale; (c) it has read and agrees to the terms of all of the Note Documents, including without limitation the Agency Agreement; and (d) the Agent shall be under no obligation to take any action under any Note Document at the request or direction of any of the Holders unless the Holders have offered to the Agent indemnity or security satisfactory to the Agent against any actual or potential loss, liability or expense.

(d) The Agent is entering into this Agreement not in its individual capacity but strictly in its capacity as Collateral Agent and Paying Agent under the Agency Agreement and in entering into this Agreement and acting hereunder, the Agent shall be entitled to the rights, powers, benefits, protections, immunities and indemnities set forth in the Agency Agreement as if fully set forth herein.

SECTION 21. COLLATERAL MATTERS; SECURITY INTEREST IN THE COLLATERAL.

To secure the prompt payment and performance to the Collateral Agent, the Paying Agent and each Holder, the Company hereby assigns, pledges and grants to the Collateral Agent for its benefit and for the ratable benefit of each other Secured Party a continuing security interest in and to and Lien on the Collateral. The Company shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect the Collateral Agent's security interest and shall cause its financial statements to reflect such security interest. Notwithstanding anything herein or in any Note Document to the contrary, the Collateral Agent will not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority, maintenance, continuation or enforceability of the Liens in any of the Collateral (including no obligation to prepare, record, file, re-record or re-file any financing statement, perfection statement, continuation statement or any other instrument in any public office), whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of the Company to the Collateral, for insuring the Collateral, for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral or for the preservation of any rights again any third parties with respect to the Collateral.

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Section 21.2 PERFECTION OF SECURITY INTEREST

The Company shall take all action that may be necessary or desirable, or that the Collateral Agent (at the written direction of the Required Holders) may request, so as at all times to maintain the validity, perfection, enforceability and priority of the Collateral Agent's security interest in and Lien on the Collateral or to enable the Collateral Agent to protect, exercise or enforce its rights hereunder and in the Collateral, executing and delivering financing statements, control agreements, instruments of pledge, mortgages, notices and assignments, in each case in form and substance satisfactory to the Collateral Agent (at the written direction of the Required Holders), relating to the creation, validity, perfection, maintenance or continuation of the Collateral Agent's security interest and Lien under applicable law. All charges, expenses and fees the Collateral Agent may incur in connection with any of the foregoing, and any local taxes relating thereto, shall be paid by the Company to the Collateral Agent for its benefit and for the ratable benefit of the other Secured Parties upon demand.

Section 21.3 DISPOSITION OF COLLATERAL.

The Company shall safeguard and protect the Collateral and make no disposition thereof whether by sale, lease or otherwise unless the proceeds of which are remitted to the Collateral Agent to be applied in accordance with Section 8, subject to the payment first of any outstanding and properly documented fees, costs, expenses and other amounts due under the Note Documents to the Collateral Agent and the Paying Agent.

Section 21.4 OWNERSHIP OF COLLATERAL.

The Company hereby represents and warrants that, with respect to the Collateral, at the time the Collateral becomes subject to the Collateral Agent's security interest: (i) the Company shall be the sole owner of and fully authorized and able to sell, transfer, pledge and/or grant a first priority security interest in each and every item of Collateral to the Collateral Agent; (ii) each document and agreement executed by the Company or delivered to the Collateral Agent or any Holder in connection with this Agreement and the other Note Documents shall be true and correct in all respects; and (iii) all signatures and endorsements of the Company that appear on such documents and agreements shall be genuine and the Company shall have full capacity to execute same.

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SECTION 22. MISCELLANEOUS; SUCCESSORS AND ASSIGNS.

All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent Holder) whether so expressed or not.

Section 22.2 ACCOUNTING TERMS.

All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP and (ii) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with this Agreement, any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 -Fair Value Option, International Accounting Standard 39 -Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

Section 22.3 SEVERABILITY.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.4 CONSTRUCTION, ETC.

Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Section 22.5 COUNTERPARTS.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 22.6 GOVERNING LAW.

This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York.

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Section 22.7 JURISDICTION AND PROCESS; WAIVER OF JURY TRIAL.

(a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the other Note Documents. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) The Company consents to process being served in any suit, action or proceeding of the nature referred to in Section 22.7(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 17 or at such other address of which such Person shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices under this Section 22.7(b) shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c) Nothing in this Section 22.7(c) shall affect the right of any party to serve process on the Company in any manner permitted by law, or limit any right that the parties may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d) THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER NOTE DOCUMENT.

*     *     *     *     *

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SCHEDULE A

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

"Affiliate" means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

"Agency Agreement" means that certain agency agreement entered into among the Company and the Agent, dated as of the date hereof.

"Agent" is defined in the Preamble hereto.

"Agreement" means this Agreement, including all Schedules attached to this Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.

"Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

"Closing" is defined in Section 3.

"Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

"Collateral" means the Intercompany Loan Documents.

"Collateral Agent" is defined in the Preamble hereto.

"Collateral Assignment of Intercompany Loan Documents" means that certain Collateral Assignment of Intercompany Loan Documents, dated as of the date hereof, by the Company in favor of the Collateral Agent, substantially in the form of Schedule D hereto.

"Collateral Documents" means the Collateral Assignment of Intercompany Loan Documents and each of the Intercompany Loan Documents, as each may be amended, restated or otherwise modified in accordance with the respective terms thereof.

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"Company" means ROI LAND INVESTMENTS LTD., a Nevada corporation or any successor thereto.

"Confidential Information" is defined in Section 19.

"Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

"Default Rate" is defined in Section 8.6.

"EDGAR" means the SEC's Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes.

"Environmental Laws" means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous materials.

"Event of Default" is defined in Section 11.

"GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

"Governmental Authority" means

(a) the government of

(i) the United States of America or any state or other political subdivision thereof, or

(ii) any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

"Holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1 provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule A, "Holder" shall mean the beneficial owner of such Note whose name and address appears in such register.

"Intercompany Loan Documents" is defined in the Collateral Assignment of Intercompany Loan Documents.

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"Interest Payment Date" shall mean the last day of each calendar quarter, provided however, that if such day is not a Business Day, the Interest Payment Date shall be the next succeeding Business Day; provided however that the first Interest Payment Date shall be June 30, 2015.

"Interest Rate" is defined in Section 8 .6.

"Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or capital lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

"Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its Obligations under this Agreement and the Notes, (c) the validity or enforceability of this Agreement or the Notes.

"Maturity Date" is defined in the first paragraph of each Note, as may be extended from time to time.

"Note Documents" means this Agreement, the Notes, the Agency Agreement, the Collateral Documents, and any other present or future agreement from time to time entered into between the Company and Holders and/or Agent, as applicable, in connection with this Agreement.

"Notes" is defined in Section I.

"Obligations" means amounts due from the Company to the Secured Parties under the Kitimat Notes, including amounts representing expenses, fees and indemnities due hereunder.

"Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

"property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

"Required Holders" means at any time on or after the Closing, the Holders of more than 50% in principal amount of the Kitimat Notes, collectively, at the time outstanding (exclusive of

Notes then owned by the Company or any of its Affiliates).

"Responsible Officer" means any officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

"ROI Canada" means ROI DEV Canada Inc.

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"SEC" means the Securities and Exchange Commission of the United States, or any successor thereto.

"Secured Parties" means the Holders, the Collateral Agent and the Paying Agent.

"Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

"Subsidiary" means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

"USA PATRIOT Act" means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

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SCHEDULE B

FORM OF NOTE

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR IN THE OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED.

ROI LAND INVESTMENTS LTD.

KITIMAT SERIES B NOTE DUE MAY 8, 2018

May 8, 2015

$______

FOR VALUE RECEIVED, the undersigned, ROI LAND INVESTMENTS LTD. (herein called the "Company"), a Nevada corporation, hereby promises to pay to , or his, her or its registered assigns, the principal sum of Dollars (or so much thereof as shall not have been prepaid) on May 8, 2018 (the "Maturity Date"), with interest (computed on the basis of a three hundred sixty (360)-day year of twelve (12) thirty (30)-day months) (a) on the unpaid balance hereof at the rate of 8% per annum from the date hereof, payable quarterly in arrears and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance, at a rate per annum equal to 12% which is payable in cash on demand by the holder of this Note.

Payments of principal and interest with respect to this Note are to be made in lawful money of the United States of America at the principal office of the Company or the office of Computershare Inc., as Paying Agent, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement.

This Note is one of two series of Kitimat Notes (herein called the "Notes") issued pursuant to that certain Kitimat Note Purchase Agreement, dated as of May 8, 2015 (as from time to time amended, the "Note Purchase Agreement"), between the Company, the respective Holder(s) named therein, Computershare Inc., as Paying Agent and Computershare Trust Company, N.A., as Collateral Agent, and is entitled to the benefits thereof. Each holder of this Note shall be deemed, by its acceptance hereof, to have agreed to the terms of, and made, where applicable, the representations stated in, the Note Documents. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

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This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount shall be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company and the Agent may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company and the Agent shall not be affected by any notice to the contrary.

This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

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INFORMATION RELATING TO HOLDERS

NAME, ADDRESS AND EMAIL OF HOLDER	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
$

(1) All payments by wire transfer of immediately available funds to:

Bank Name:

ABA number:

Account number:

Reference:

(2) All notices of payments and written confirmations of such wire transfers:

(3) All other communications

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SCHEDULE C

FORM OF INTERCOMPANY LOAN

THIS LOAN AND SECURITY AGREEMENT (this "Agreement"), dated as of May 8, 2015, is made by and between ROI DEV Canada Inc., a Canadian corporation ("Borrower"), and ROI Land Investments LTD., a Nevada corporation (the "Lender").

WHEREAS, Borrower desires to borrow funds from the Lender for the acquisition of real property and for working capital and other general corporate purposes as more fully described herein; and

WHEREAS, on the date hereof, Borrower, is entering into that certain Beneficiary Authorization and Charge Agreement ("Mortgage"), together with 1016566 B.C. LTD., of 825 Blvd. Lebourgneuf, Bureau 315, Quebec City, Quebec G2J OB9, in its capacity as registered legal owner of the real property described in Schedule A of the Mortgage, in favor of the Lender.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual promises herein made, the Lender and Borrower, intending to be legally bound, agree as follows:

1. Loan

A. The Lender hereby agrees to lend to Borrower, and Borrower hereby agrees to borrow from the Lender, upon the terms and conditions set forth in this Agreement, an aggregate amount of U.S. $2,915,947.00.00 (TWO MILLION NINE HUNDRED AND FIFTEEN THOUSAND AND NINE HUNDRED AND FORTY SEVEN U.S. DOLLARS) (the "Loan"). Borrower's obligation to repay the Loan and the interest thereon shall be evidenced by one or more secured notes each in the form attached hereto as Exhibit A and incorporated by reference herein (each, a "Note" and collectively, the "Notes").

B. Borrower agrees to pay interest on the Loan at the rate, on the dates and calculated by the method set forth in the Notes. Borrower shall deliver to the Lender such payments of principal and interest on the Loan as are required by the terms of each Note, in each case, in cash by wire transfer of immediately available funds to such account or accounts as shall be designated in writing by the Lender from time to time.

2. Use of Proceeds

The proceeds of the Loan shall be used for the purpose of completing an acquisition of and developing that certain land for residential use located at 1015-1050 Nalabila Blvd., Kitimat, BC, Canada, involving the construction and sale and/or lease of eighty-four (84) residential apartments and nine (9) townhouses, the payment of certain fees and expenses and for working capital and other general corporate purposes (which may, for the avoidance of any doubt, be denominated in a currency other than U.S. Dollars).

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3. Representations and Warranties of Borrower

To induce the Lender to enter into this Agreement and the other transactions to be consummated contemporaneously herewith, Borrower hereby represents and warrants to the Lender that: (a) the execution, delivery and performance by Borrower of this Agreement and the Notes shall not cause a breach under any agreement or instrument binding on Borrower or its assets, or under any applicable law or under the organizational documents of Borrower; (b) Borrower has duly authorized by all action the execution, delivery and performance of this Agreement and the Notes; (c) this Agreement and the Notes are and shall be enforceable against Borrower; (d) no consent or approval is required for Borrower to execute, deliver or perform this Agreement or the Notes; and (e) the security interest in the Collateral (as defined below) granted to the Lender shall constitute, upon the completion of all necessary filings or notices in proper public offices or the taking of any necessary possessions or similar acts, a perfected first priority security interest in and to the Collateral held by the Lender as provided in this Agreement.

4. Security Interest

To secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the obligations of Borrower under this Agreement and the Notes, Borrower hereby unconditionally and irrevocably pledges, grants and hypothecates to the Lender a continuing first priority security interest in and to, a lien upon and a right of set-off against all of Borrower's right, title and interest of whatsoever kind and nature in and to the Collateral. "Collateral" means

(a) that certain real property described in the Mortgage; and

(b) all proceeds and products in whatever form of all or any part of the Collateral, including, without limitation, all rents, profits, income and benefits, all proceeds of any sale, lease, disposition or other transfer of the Collateral, all proceeds of any tort claims in connection therewith, all proceeds of insurance and all condemnation awards and all other compensation for any event of loss with respect to all or any part of the Collateral (together with all rights to recover and proceed with respect to the same), and all additions and accessions to, substitutions for and replacements of all or any part of the Collateral.

Borrower hereby authorizes the Lender to take any action that the Lender deems necessary in its sole discretion to perfect the security interest granted herein, including, without limitation, the filing of one or more financing statements under the uniform commercial code (as in effect in any applicable jurisdiction) ("UCC") with the filing and recording agencies in any jurisdiction deemed necessary or desirable in the sole discretion of the Lender.

5. Events of Default

The occurrence of any of the following events (each an "Event of Default"), not cured in the applicable cure period, if any, shall constitute an Event of Default:

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A. except as set forth in Sections (B) and (C) below, a breach of any representation, warranty, covenant or other provision of this Agreement, the Notes, the Mortgage or any other document or instrument delivered or executed in connection with or pursuant to this Agreement (collectively, the "Transaction Documents") which, if capable of being cured, is not cured within thirty (30) days following notice thereof to Borrower;

B. the failure to make when due any payment described in this Agreement, the Notes, the Mortgage, whether on a Payment Date or the Maturity Date (each as defined in the Notes), by acceleration or otherwise; and

C. (i) the application for the appointment of a receiver or custodian for Borrower or the property of Borrower, (ii) the entry of an order for relief or the filing of a petition by or against Borrower under the provisions of any bankruptcy or insolvency law, (iii) any assignment for the benefit of creditors by or against Borrower, or (iv) Borrower becomes insolvent.

6. Effect of Default

During the continuance of any Event of Default the Lender may elect, by written notice delivered to Borrower, to take any or all of the following actions: (a) declare the outstanding amounts under the Notes to be forthwith due and payable, whereupon the entire unpaid Loan, together with accrued and unpaid Interest thereon, and all other cash obligations hereunder and thereunder, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Borrower, anything contained herein or in any of the Notes to the contrary notwithstanding, (b) foreclose on the Collateral, and (c) exercise any and all other remedies provided hereunder, under the Notes or available at law or in equity. In addition, upon and during the occurrence of any Event of Default, Borrower shall not make any payment on any other outstanding indebtedness of Borrower (other than indebtedness of Borrower to which the Lender has agreed in writing to subordinate this Agreement and the Notes, if any).

7. Payment of Expenses

Borrower shall reimburse the Lender on demand for all costs and expenses, including, without limitation, reasonable legal expenses and reasonable attorneys' fees of outside counsel, incurred by the Lender in connection with (a) the documentation and consummation of the transactions contemplated hereunder and any other transactions between Borrower and the Lender, including, without limitation, UCC and other public record searches and filings, overnight courier or other express or messenger delivery, appraisal costs, surveys, title insurance and environmental audit or review (including due diligence review) costs; (b) the collection, protection or enforcement of any rights in or to the Collateral; (c) the collection of any obligations of Borrower to the Lender under this Agreement, the Notes or any other Transaction Document; (d) the administration and enforcement of the Lender's rights under this Agreement or any other Transaction Document (including, without limitation, any costs and expenses of any third party provider engaged by the Lender for such purposes); (e) costs associated with any refinancing or restructuring of the Notes whether in the nature of a "work out," in any insolvency or bankruptcy proceeding or otherwise, and whether or not consummated; (f) all out-of-pocket costs and expenses of the Lender and its assignees (including, without limitation, attorneys' fees) in connection with the assignment, transfer or syndication of the Notes; (g) all liability for any intangibles, documentary, stamp or other similar taxes, fees and excises, if any, including any interest and penalties; and (h) any finder's or brokerage fees, commissions and expenses, that may be payable in connection with this Agreement, the Notes and the other Transaction Documents. All such costs, expenses and charges shall constitute obligations hereunder, shall be payable by Borrower to the Lender on demand, and, until paid, shall bear Default Interest (as defined in the Notes). Without limiting the foregoing, if (i) any Note is placed in the hands of an attorney or agency for collection or enforcement or is collected or enforced through any legal proceeding or the Lender otherwise takes action to collect amounts due under such Note or to enforce the provisions of such Note or (ii) there occurs any bankruptcy, reorganization, receivership of Borrower or other proceedings affecting creditors' rights and involving a claim under such Note, then Borrower shall pay the costs incurred by the Lender for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys' fees and disbursements (including such fees and disbursements related to seeking relief from any stay, automatic or otherwise, in effect under any applicable bankruptcy law).

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8. No Waiver.

No delay or failure on the part of the Lender in the exercise of any right, power or privilege granted under this Agreement or the Notes, or available at law or in equity, shall impair any such right, power or privilege or be construed as a waiver of any Event of Default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege. No waiver shall be valid against the Lender unless made in writing and signed by the Lender, and then only to the extent expressly specified therein.

9. Notices.

All notices, requests, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement or the Notes shall be in writing and shall be deemed to have been duly given: (i) on the date of service if served personally on the party to whom notice is to be given, (ii) on the day after delivery to FedEx or similar overnight courier or the Express Mail service maintained by the United States Postal Service, or (iii) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed, to the party as follows:

If to the Lender:	ROI Land Investments LTD.
Sebastian Cliche
ROI LAND INVESTMENTS LTD.
825 Lebourgneuf Blvd, Suite 315
Quebec, QUEBEC G2J OB9
Tel: 1-418-781-2954

If to Borrower:	ROI DEY Canada Inc.
Sebastian Cliche,
ROI LAND INVESTMENTS LTD.
825 Lebourgneuf Blvd, Suite 315
Quebec, QUEBEC G2J OB9
Tel: 1-418-781-2954

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Either Borrower or the Lender, or both, may change its address for notice purposes by notice to the other party in the matter provided herein.

10. Governing Law and Jurisdiction.

This Agreement shall be governed and construed, in accordance with, and governed by, the Jaws of the State of New York (without giving effect to the principles of conflicts of laws thereof). Any legal action or proceeding with respect to this Agreement shall be brought in the courts of the State of New York or of the United States sitting in New York, New York, and by execution and delivery of this Agreement, each of the parties consents to the exclusive jurisdiction of those courts. Each of the parties irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement.

11. Miscellaneous.

A. Benefit: This Agreement shall bind and inure to the benefit of Borrower and the Lender, and their respective successors and permitted assigns; provided, however, Borrower shall have no right to assign its rights or obligations hereunder to any person or entity without the prior written consent of the Lender.

B. Amendments: This Agreement may be amended or modified only in writing signed by Borrower and the Lender. No course of dealing between Borrower or the Lender shall operate as a waiver of any right, power or privilege granted under this Agreement or the Notes, or available at law or in equity.

C. Entire Agreement: This Agreement, the exhibits hereto, the Notes and the other Transaction Documents contain the entire agreement between Borrower and the Lender regarding the Loan and supersede all prior written and oral agreements or statements by and among the parties or any of them.

D. Rights Cumulative: Subject to the terms and conditions hereof, all rights, powers and privileges granted hereunder are cumulative, and are not exclusive of any other rights, powers and privileges granted by this Agreement, the Notes or any other Transaction Document, or available at law or in equity.

E. Pronouns: All pronouns and all variations thereof are deemed to refer to the masculine, feminine, or neuter, singular or plural, as the context in which they are used may require.

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F: Headings; References: All headings used herein are used for convenience only and shall not be used to construe or interpret this Agreement. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

G: Severability: Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, each party hereto intends that such provision shall be construed by modifying or limiting it so as to be enforceable to the maximum extent compatible with, and possible under, applicable law.

H. Register: The Borrower shall maintain at its principal executive office (or such other office or agency of the Borrower as it may designate by notice to each holder of Notes), a register for the Loan and the Notes in which the Borrower shall record the name and address of the Person in whose name the Loan and the Notes have been issued (including the name and address of each transferee) and the principal amount (and stated interest) of any portion of the Loan or Notes held by such Person (the "Register"). The Borrower shall keep the Register open and available at all times during business hours for inspection of the Lender or its representatives. The Register may be maintained in electronic format. Notwithstanding anything to the contrary contained herein, the Notes, the Loan and this Agreement are registered obligations and the right, title, and interest of the Lender and its assignees in and to such Notes (or any rights under this Agreement) shall be transferable only upon notation of such transfer in the Register. The Notes shall only evidence the Lender's or its assignee's right, title and interest in and to the related Notes, and in no event is any such Note to be considered a bearer instrument or obligation. This Section 9(k) shall be construed so that the Notes and the Loan are at all times maintained in "registered form" within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related Treasury regulations promulgated thereunder.

I. Further Assurances: Each party agrees to cooperate fully with the other parties, to take such actions, to execute such further instruments, documents and agreements, and to give such further written assurances, as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.

J. Counterparts; Facsimile Signature: This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument. This Agreement shall become effective when duly executed and delivered by each party hereto. Counterpart signature pages to this Agreement may be delivered by facsimile or electronic delivery (i.e., by email of a PDF signature page) and each such counterpart signature page shall constitute an original for all purposes.

[Signature Page Follows]

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{Signature Page to Loan and Security Agreement}

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EXHIBIT A

FORM OF SECURED NOTE

SECURED NOTE

Issuance Date: May 8, 2015	Principal: U.S. $2,915,947.00.00 (TWO MILLION NINE HUNDRED AND FIFTEEN THOUSAND AND NINE HUNDRED AND FORTY SEVEN U.S. DOLLARS)

FOR VALUE RECEIVED, ROI DEV Canada, Inc., a Canadian corporation (the "Company") hereby promises to pay to ROI Land Investments LTD., a Nevada corporation, or its successors or assigns (the "Holder") (a) the amount set out above as the Principal plus (b) Interest (as defined below), in each case in accordance with the terms hereof.

This Secured Note (this "Note") is one of the Notes issued pursuant to that certain Loan and Security Agreement, dated as of even date herewith, by and between the Company and the Holder (as may be amended, restated, supplemented or otherwise modified from time to time, the "Loan and Security Agreement"). All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Loan and Security Agreement. This Note is secured by the Collateral described in and pursuant to the Loan and Security Agreement.

The "Maturity Date" means the earlier of(a) May 8, 2018, or (b) such earlier date as this Note becomes due and payable pursuant to the terms of the Loan and Security Agreement.

Commencing on the date hereof and ending on (and including) the Maturity Date, the outstanding Principal of this Note shall bear interest at the rate of (a) eight percent (8%) per annum (the "Interest Rate") computed on the basis of a 360-day year and the actual number of days elapsed. Until this Note is paid in full, interest shall be due and payable in cash in arrears on the last day of each calendar quarter following the Issuance Date (each such date, a "Payment Date").

Notwithstanding anything herein to the contrary, payment of interest due and owing on this Note shall be made by cash only by wire transfer of immediately available funds to the Holder on the applicable Payment Date at such place as the Holder shall have designated by written notice to the Company.

Upon the occurrence of any Event of Default, this Note shall bear interest (including post petition interest in any proceeding under any Bankruptcy Law) on the unpaid principal amount thereof at a rate equal to the Interest Rate, plus two percent (2.0%) per annum (the "Default Rate") from the date of such Event of Default through and including the date such Event of Default is cured or waived in accordance with the terms of the Loan and Security Agreement. In the event that such Event of Default is subsequently waived, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such waiver; provided, that interest as calculated and unpaid at the Default Rate during the continuance of such Event of Default shall continue to be due to the extent relating to the days after the occurrence of such Event of Default through and including the date on which such Event of Default is waived. Interest at the Default Rate shall be due and payable, in cash, upon demand.

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The Company may prepay this Note (in whole or in part) at any time without premium or penalty.

After all Principal, accrued interest and other amounts at any time owed on this Note have been paid in full in cash, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

The Holder may offer, sell, assign or transfer this Note to any party without notice to, or the consent of, the Company.

This Note is registered as to both principal and any stated interest with the Company, and transfer of this Note may be effected only by surrender of the old instrument and either the reissuance by the Company of the old instrument to the new holder or the issuance by the Company of a new instrument to the new holder. The foregoing requirements are intended to result in this Note being in "registered form" within the meaning of U.S. Treasury Regulations Section 1.871-14(c) and Sections 163(£), 871(h) and 881(c) of the U.S. Internal Revenue Code of 1986, as amended, and shall be interpreted and applied in a manner consistent therewith. This Note is a registered Note and, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered Holder hereof or such Holder's attorney duly authorized in writing, a new Note for a like Principal amount shall be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Holder and the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and neither the Holder nor the Company shall be affected by any notice to the contrary.

This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note and all disputes arising hereunder shall be governed by, the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company (a) agrees that any legal action or proceeding with respect to this Note or any other agreement, document, or other instrument executed in connection herewith, shall be brought in any state or federal court located within New York, New York, (b) irrevocably waives any objections which it may now or hereafter have to the venue of any suit, action or proceeding arising out of or relating to this Note, or any other agreement, document, or other instrument executed in connection herewith, brought in the aforementioned courts, and (c) further irrevocably waives any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient form. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

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The Company shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the Holder may reasonably request in order to carry out the intent and accomplish the purposes of this Note and the Loan and Security Agreement and the consummation of the transactions contemplated hereby and thereby.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the date set out above.

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SCHEDULE D

FORM OF COLLATERAL ASSIGNMENT

COLLATERAL ASSIGNMENT OF

INTERCOMPANY LOAN DOCUMENTS

THIS COLLATERAL ASSIGNMENT OF INTERCOMPANY LOAN DOCUMENTS (this "Assignment") is made as of this 8'h day of May, 2015, by ROI LAND INVESTMENTS LTD, a Nevada corporation (the "Assignor"), to COMPUTERSHARE TRUST COMPANY, N.A., a national banking association, solely in its capacity as the collateral agent (in such capacity, the "Assignee") for the benefit of the Secured Parties (as defined in the Note Purchase Agreement described below). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Note Purchase Agreements described below.

W I T N E S S E T H:

WHEREAS, Assignor and ROI DEV Canada Inc., a Canadian corporation ("ROI DEV"), are parties to that certain Loan and Security Agreement dated as of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Intercompany Loan Agreement") and (a) that certain Beneficiary Authorization and Charge Agreement ("Mortgage"), together with 1016566 B.C. LTD., of 825 Blvd. Lebourgneuf, Bureau 315, Quebec City, Quebec G2J OB9, in its capacity as registered legal owner of the real property described in Schedule A of the Mortgage, in favor of the Assignor, and (b) that certain Secured Note dated as of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Intercompany Note") issued by ROI DEV in favor of Assignor. The Mortgage, the Intercompany Loan Agreement and the Intercompany Note shall be referred to, collectively, as the "Intercompany Loan Documents", true and correct copies of which are attached hereto as Exhibit A;

WHEREAS, the Assignor has entered into Kitimat Series A and B Note Purchase Agreements, dated as of the date hereof (each as amended, restated, supplemented or otherwise modified from time to time, a "Note Purchase Agreement" and, collectively, the "Note Purchase Agreements"), pursuant to which the Assignor granted security interests in favor of the Assignee, for the benefit of the Secured Parties, in certain assets to secure the Company's obligations under the Kitimat Notes and the other Note Documents (the "Obligations"); and

WHEREAS, pursuant to the Note Purchase Agreements the Assignor is required to enter into this Assignment pursuant to which Assignor shall pledge to Assignee for its benefit and the benefit of the Secured Parties, all of its right, title and interest in and to the Intercompany Loan Documents.

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NOW, THEREFORE, in consideration of the recitals above, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Assignor hereby agrees as follows:

1. In order to secure prompt payment and performance of the Obligations, Assignor does hereby pledge, assign, and transfer to the Assignee, and grants to the Assignee, a security interest in, in all of its right, title and interest in, to and under the Intercompany Loan Documents.

2. Concurrently with the execution of this Assignment, Assignor shall deliver to the Assignee the originally executed Intercompany Note, together with any endorsements, assignments, or other documents deemed necessary or desirable by the Assignee, at the written direction of the Required Holders, to perfect the pledge and security interest granted under this Assignment in the Intercompany Loan Documents.

3. Assignor agrees that this Assignment is for collateral purposes only and Assignee does not assume and is not bound in any way by any of the obligations or duties of Assignor under or with respect to any of the Intercompany Loan Documents. Assignee may, at the written direction of the Required Holders, reassign its right, title and interest in any Intercompany Loan Document without any requirement for Assignor's consent. Assignor shall faithfully keep and perform, or cause to be kept and performed, all of the covenants, conditions and agreements contained in the Intercompany Loan Documents, now or hereafter existing, on the part of Assignor to be kept and shall at all times do all things necessary to compel performance by each party of all obligations, covenants and agreements by such party to be performed under the Intercompany Loan Documents. In the event that the Assignee receives notice of any default or failure to perform on the part of Assignor under the any Intercompany Loan Document, the Assignee may (at the written direction of the Required Holders), but is not obligated to, cure the default or non-performance and any fees, costs, expenses, or losses incurred by the Assignee in performing the obligation or cure, including, without limitation, all reasonable legal fees and expenses of counsel for the Assignee, shall constitute Obligations secured by the Note Purchase Agreements and this Assignment.

4. RESERVED.

5. Assignor shall, immediately upon receipt or sending, send to the Assignee copies of any material notices, or other material documents received or sent by or on behalf of Assignor in connection with any Intercompany Loan Document or any Collateral (as defined in the Intercompany Loan Agreement). In addition, Assignor shall promptly give notice to the Assignee upon the occurrence of any Event of Default (as defined in the Intercompany Loan Agreement).

6. Assignor shall not, without the prior written consent of the Assignee (at the written direction of the Required Holders), which consent is not to be unreasonably withheld amend, extend, or otherwise modify, supplement, or replace, or assign, transfer or otherwise dispose of any Intercompany Loan Document in a manner adverse to the Assignee or any other Secured Party.

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7. Upon the occurrence and during the continuance of an Event of Default (as defined in the Intercompany Loan Agreement), Assignor shall accept any payments of principal or interest and all other sums received on account of the Intercompany Note or any other Intercompany Loan Document as the Assignee's agent in trust for the Assignee and, upon Assignee's request, at the written direction of the Required Holders, shall deliver the payment forthwith to the Assignee, in the exact form received with, as applicable, any necessary or appropriate endorsement, as payment on the Obligations in accordance with, and to the extent required by, the applicable Note Purchase Agreement.

8. Assignor represents and warrants that (a) there have been no prior assignments of any Intercompany Loan Document, (b) each of the Intercompany Loan Documents is a valid, enforceable agreement, (c) Assignor has full power and authority to execute and deliver this Assignment, (d) neither Assignor nor any of its subsidiaries is in default under any Intercompany Loan Document, (e) it holds title to the Intercompany Loan Documents and the rights and interests thereunder free and clear of any liens, pledges, or encumbrances, except liens or encumbrances in favor of the Assignee, (f) all covenants, conditions and agreements have been performed as required, except those not due to be performed until after the date of this Assignment and (g) Assignor has delivered (and received a receipt therefor from the Assignee) with this Assignment the fully executed originals or copies thereof of the following: (i) the Intercompany Note bearing an endorsement in blank duly executed by Assignor, (ii) the Intercompany Loan Agreement, (iii) the Mortgage and (iv) this Assignment. Assignor agrees that no change in the terms of the Intercompany Loan Agreement or any other Intercompany Loan Document shall be valid without the written approval of Assignee (at the written direction of the Required Holders). Assignor agrees not to assign or otherwise transfer its interest in any Intercompany Loan Document so long as this Assignment is in effect.

9. Assignor agrees that this Assignment shall constitute a perfected, absolute and present assignment; provided, that Assignee shall have no right under this Assignment to enforce the provisions of any Intercompany Loan Document except following the occurrence and during the continuation of an Event of Default under the applicable Note Purchase Agreement. Following the occurrence and during the continuation of any such Event of Default, Assignee may (at the written direction of the Required Holders), without affecting any of its rights or remedies against Assignor under any other instrument, document or agreement, exercise its rights under this Assignment in any manner permitted by law, including, without limitation, any and all rights and remedies of a secured party under the Uniform Commercial Code as in effect in the State of New York, and may (at the written direction of the Required Holders) (a) complete the endorsement on the Intercompany Note by naming itself or a third party as the assignee of the Intercompany Note (by execution of this Assignment Assignor grants to the Assignee the right of power of attorney to complete the endorsement following the occurrence and during the continuation of an Event of Default) and may, if the Assignee becomes the assignee of the Intercompany Note, exercise all remedies to which it is entitled under applicable law and (b) exercise all rights and remedies as a Mortgagee under the Mortgage and as lender under the Intercompany Loan Agreement and Intercompany Note, and may exercise any and all other rights under any of the foregoing documents and all related documents and agreements. The Assignee shall not be required to complete any of this Assignment or the assignments in order to exercise all rights and remedies of Assignor under the documents assigned and all related documents and agreements, as provided above.

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10. Assignor agrees to pay all fees, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) which Assignee may incur in exercising any of its rights under this Assignment.

11. Assignor agrees that at any time and from time to time, at its own expense, Assignor shall promptly execute and deliver all further instruments and documents, and take all action that may be necessary, or that the Assignee (at the written direction of the Required Holders) may reasonably request, in order to perfect and protect any security interest granted or purported to be granted by this Assignment or to enable the Assignee to exercise and enforce its rights and remedies under this Assignment with respect to any of the Intercompany Loan Documents and the Assignor's rights, title and interests thereunder.

12. All covenants, agreements, representations, and warranties made in this Assignment shall survive the signing and delivery of this Assignment.

13. Assignor agrees that this Assignment can be waived, modified, amended, terminated or discharged only explicitly in a writing signed by Assignee (at the written direction of the Required Holders), except that at such time as all Obligations are paid in full in cash and the Note Documents shall have terminated, this Assignment shall terminate and be of no further force and effect. A waiver signed by Assignee shall be effective only in a specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of Assignee's rights or remedies under this Assignment. All rights and remedies of Assignee shall be cumulative and may be exercised singularly or concurrently, at Assignee's option (at the written direction of the Required Holders) and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.

14. This Assignment, the Intercompany Loan Documents and the Note Documents, when executed by the parties hereto and thereto, contain the complete and entire understanding of the parties hereto with respect to the subject matter hereof; neither party hereto has relied or is relying on any statement, whether oral, written or otherwise, not contained herein or therein; and no changes, amendments or other modifications to this Assignment shall be recognized as valid unless they are made in writing and similarly executed.

15. This Assignment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. Assignor may not assign its interest in this Assignment without Assignee's prior written consent (at the written direction of the Required Holders). Assignee may assign its interest in this Assignment without Assignor's consent or notice to Assignor.

16. Nothing herein contained shall constitute Assignee or any other party to a Note Purchase Agreement or the Note Documents as a joint venture, partner or agent of Assignor or render Assignee or any such party liable for any debts or obligations of Assignor, nor shall Assignee or any such party be liable for any acts, omissions, representations or contracts of Assignor.

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17. This Assignment shall be governed by and construed according to the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Assignor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Assignor hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to Assignor at the address for such notices to it under the applicable Note Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS ASSIGNMENT.

18. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

19 . All notices, demands and requests that any party is required or elects to give to any other party shall be given in accordance with the provisions of the Note Purchase Agreement.

20. The Assignee is entering into this Assignment solely in its capacity as Collateral Agent and not in its individual capacity and as such, in so entering and acting hereunder, the Assignee shall be entitled to the rights, benefits, protections, indemnities and immunities granted to the Collateral Agent in the Agency Agreement and the Note Purchase Agreement.

[Remainder of page intentionally left blank; signature page follows]

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EXHIBIT A INTERCOMPANY LOAN

DOCUMENTS

Intercompany Loan Agreement / Intercompany Note / Mortgage.

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